Exhibit 10.12

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE OF PAGES
				1	79
2. CONTRACT (Proc. Inst. Ident.) NO. N00421-11-C-0030		3. EFFECTIVE DATE 08 Apr 2011	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. SEE SCHEDULE
5. ISSUED BY	CODE	N00421	6. ADMINISTERED BY (If other than Item 5)	CODE	S2305A
NAVAL AIR WARFARE CENTER AD (PAX) CODE 2.5.1.9 - BLDG 441 21983 BUNDY RD PATUXENT RIVER MD 20670		DCMA COMBAT VEHICLES DETROIT 6501 EAST ELEVEN MILE, BLDG 231 ATTN: DCMAG-MD WARREN MI 48397-5000

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) ERAPSCO DAVID JOST 4578 EAST PARK 30 DR COLUMBIA CITY IN 46725-8869			8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below)
9. DISCOUNT FOR PROMPT PAYMENT
			10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:		ITEM
CODE 0CCL9	FACILITY CODE
11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY		CODE	HQ0337
See Schedule		DFAS COLUMBUS CENTER DFAS-CO/NORTH ENTITLEMENT OPERATIONS PO BOX 182266 COLUMBUS OH 43218-2266
13.AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )		14. ACCOUNTING AND APPROPRIATION DATA See Schedule
15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
		15G. TOTAL AMOUNT OF CONTRACT			$55,481,634.64
16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
X	A	A SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	47 - 77
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 -15	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	16 -19	X	J	LIST OF ATTACHMENTS	78 - 79
X	D	PACKAGING AND MARKING	20 -26	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	27 -32		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	33 - 40
X	G	CONTRACT ADMINISTRATION DATA	41 - 44		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	45 - 46		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.

(Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number N00421-10-R-1007-0001 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Douglas Randol				20A. NAME OF CONTRACTING OFFICER JESSICA T. FLYNN / CONTRACTING OFFICER TEL: 301 757-2521 EMAIL: jessica.t.flynn@navy.mil
19B. NAME OF CONTRACTOR			19C. DATE SIGNED	20B. UNITED STATES OF AMERICA			20C. DATE SIGNED

BY /s/ Douglas Randol			8-April 2011	BY			08-Apr-2011
(Signature of person authorized to sign)				(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is usable	STANDARD FORM 26 (REV. 4/2008) Prescribed by GSA FAR (48 CFR) 53.214(a)

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0001		[	]	Each	$	[	]	$	[	]

AN/SSQ-36B Sonobuoy

FFP

with Launcher Container LAU-126/A (including Reliability Inspection Test

Samples). (Mar 2011 - Sept 2011)

NALC: 8W78

NSN: 6655-01-475-9479

FOB: Origin

PURCHASE REQUEST NUMBER: 1300197770

						NET AMT		$	[	]
	ACRN AB CIN: 130019777000001							$	[	]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0002		[	]	Each	$	[	]	$	[	]
OPTION

AN/SSQ-36B Sonobuoy (Surge)

FFP

with Launcher Container LAU-126/A (including Reliability Inspection Test Samples). (Opt exercise - Sept 2011)

NALC: 8W78 NSN: 6655-01-475-9479

Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

						NET AMT		$	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0003		[	]	Each	$	[	]	$	[	]
OPTION

AN/SSQ-36B Sonobuoy (Opt 1)

FFP

with Launcher Container LAU-126/A (including Reliability Inspection Test

Samples). (Oct 2011 - Sept 2012)

NALC: 8W78 NSN: 6655-01-475-9479

Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

						NET AMT		$	[	]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0004		[	]	Each	$	[	]	$	[	]
OPTION

AN/SSQ-36B Sonobuoy (Surge Opt 1)

FFP

with Launcher Container LAU-126/A (including Reliability Inspection Test

Samples). (Opt exercise - Sept 2012)

NALC: 8W78 NSN: 6655-01-475-9479

Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

						NET AMT		$	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
0005				Each			$	[	]
AN/SSQ-53F Sonobuoy FFP with Launcher container LAU-126/A (including Reliability Inspection Test Samples). (Mar 2011 - Sept 2011) NALC: 8W88 NSN: 5845-01-475-9870 FOB: Origin

					NET AMT		$	[	]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
0005AA		[	]	Each	$ [	]	$	[	]

AN/SSQ-53F Sonobuoy

FFP

with Launcher container LAU-126/A (including Reliability Inspection Test

Samples). (Mar 2011 - Sept 2011)

NALC: 8W88 NSN: 5845-01-475-9870

FOB: Destination

PURCHASE REQUEST NUMBER: 1300197770

					NET AMT		$	[	]
	ACRN AC CIN: 130019777000002						$	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0005AB		[	]	Each	$	[	]	$	[	]

AN/SSQ-53F Sonobuoy

FFP

with Launcher container LAU-126/A (including Reliability Inspection Test

Samples). (Mar 2011 - Sept 2011)

NALC: 8W88 NSN: 5845-01-475-9870

FOB: Destination

PURCHASE REQUEST NUMBER: 1300197767

						NET AMT		$	[	]
	ACRN AD CIN: 130019776700001							$	[	]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0005AC		[	]	Each	$	[	]	$	[	]

AN/SSQ-53F Sonobuoy

FFP

with Launcher container LAU-126/A (including Reliability Inspection Test

Samples). (Mar 2011 - Sept 2011)

NALC: 8W88 NSN: 5845-01-475-9870

FOB: Destination

PURCHASE REQUEST NUMBER: 1300197769

						NET AMT		$	[	]
	ACRN AE CIN: 130019776900001							$	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0006		[	]	Each	$	[	]	$	[	]
OPTION

AN/SSQ-53F Sonobuoy (Surge)

FFP

with Launcher container LAU-126/A (including Reliability Inspection Test

Samples). (Opt exercise - Sept 2011)

NALC: 8W88 NSN: 5845-01-475-9870

Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

						NET AMT		$	[	]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0007		[	]	Each	$	[	]	$	[	]
OPTION

AN/SSQ-53F Sonobuoy (Opt 1)

FFP

with Launcher container LAU-126/A (including Reliability Inspection Test

Samples). (Oct 2011 - Sept 2012)

NALC: 8W88 NSN: 5845-01-475-9870

Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

						NET AMT		$	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0008		[	]	Each	$	[	]	$	[	]
OPTION

AN/SSQ-53F Sonobuoy (Surge Opt 1)

FFP

with Launcher container LAU-126/A (including Reliability Inspection Test

Samples). (Ordering Period Oct 2011 - Sept 2012)

NALC: 8W88 NSN: 5845-01-475-9870

Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

						NET AMT		$	[	]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0009		[	]	Each	$	[	]	$	[	]

AN/SSQ-62E Sonobuoy

FFP

with LiS02 Battery; including Launcher Container LAU-126/A (w/ Reliability

Inspection Test Samples). (Mar 2011 - Sept 2011)

NALC: 8W86 NSN: 5845-01-581-3976 (Sparton) NSN:5845-01-456-1317 (USSI)

FOB: Origin

PURCHASE REQUEST NUMBER: 1300197770

						NET AMT		$	[	]
	ACRN AA CIN: 130019777000003							$	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0010		[	]	Each	$	[	]	$	[	]
OPTION

AN/SSQ-62E Sonobuoy (Surge)

FFP

with LiS02 Battery; including Launcher Container LAU-126/A (w/ Reliability

Inspection Test Samples). (Opt exercise - Sept 2011)

NALC: 8W86 NSN: 5845-01-581-3976 (Sparton) NSN:5845-01-456-1317 (USSI)

Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

						NET AMT		$	[	]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE			AMOUNT
0011		[	]	Each	$	[	]	$	[	]
OPTION

AN/SSQ-62E Sonobuoy (Opt 1)

FFP

with LiS02 Battery; including Launcher Container LAU-126/A (w/ Reliability

Inspection Test Samples). (Oct 2011 - Sept 2012)

NALC: 8W86 NSN: 5845-01-581-3976 (Sparton) NSN:5845-01-456-1317 (USSI)

Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

						NET AMT		$	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
0012		[	]	Each	$ [	]	$	[	]
OPTION

AN/SSQ-62E Sonobuoy (Surge Opt 1)

FFP

with LiS02 Battery; including Launcher Container LAU-126/A (w/ Reliability Inspection Test Samples). (Opt exercise - Sept 2012)

NALC: 8W86 NSN: 5845-01-581-3976 (Sparton) NSN:5845-01-456-1317 (USSI) Final quantity to be determined at time of option exercise based on funding availability and Government requirements.

FOB: Origin

					NET AMT		$	[	]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
0013								$0.00
	Reserved FFP FOB: Origin

					NET AMT			$0.00

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0014					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0015					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0016					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0017					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0018					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0019					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0020					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0021					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0022					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0023					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0024					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0025					$0.00
	Reserved FFP FOB: Origin

				NET AMT	$0.00

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0026			Lot		NSP
	CDRLS FFP for CLINs 0001 - 0025 FOB: Destination

				NET AMT	$0.00

CLAUSES INCORPORATED BY FULL TEXT

5252.204-9501    NATIONAL STOCK NUMBERS (NAVAIR)(MAR 2007)

(a) This clause applies to supplies that are stock numbered under Federal Catalog System procedures.

(b) Unless otherwise authorized by the Contracting Officer, in writing, the Contractor shall not deliver any supplies until the supplies have been marked with a National Stock Number. All available National Stock Numbers will be furnished by the Government. If National Stock Numbers are not furnished by the Government in time to meet the delivery schedule for the supplies, the Contractor may present the supplies that are scheduled for delivery to the Contracting Officer for acceptance. The Contracting Officer may accept such supplies without National Stock Numbers and the Government will pay the Contractor, provided that title to the supplies is vested in the Government.

(c) The term “Federal Stock Number” (FSN), which may be referred to in the specifications of this contract or elsewhere in this contract, shall mean “National Stock Number” (NSN), and the term “Federal Item Identification Number”, wherever it appears, shall mean “National Item Identification Number”.

(As used in the foregoing clause, the term “Contracting Officer” shall mean the “Administrative Contracting Officer” (ACO) with respect to provisioned items and other supplies ordered by the ACO.)

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

Section C - Descriptions and Specifications

DESCRIPTIONS AND SPECS

C.1     AN/SSQ Production Scope and Specifications (CLINs 0001- 0012)

The contractor shall deliver qualified AN/SSQ-36B, 53F, and 62E sonobuoys in accordance with the requirements set forth in the Production Sonobuoy Specification (PSS) (Attachment 1-9) as referenced in Section J.

C.1.1 ADDITIONAL SPECIFICATION FOR CLIN 0013

The Government hereby incorporates and makes a part of this solicitation the GPS Sonobuoy Requirement for Analog VHF Uplink as referenced in Section J with the same force and effect as if it had been set out in full text.

The following exceptions apply to the PSS for the Sparton AN/SSQ-62E configuration (SSQ-62E lots 50-100):

PSS Paragraph 3.3.3.9.3 Multiplexing, c. Phase Pilot:

Deviate to allow an additional 2 dB to the maximum test limit used during production lot testing at shallow depths (50 ft. and 90 ft.).

PSS paragraph 3.5.1.7 Phase tracking (Table XXXIV).

Deviate to allow three of the four sonar channels exceed the measurement requirements for O/D Phase tracking by up to 10 degrees over the current limits at frequencies at or above 200 Hz from the center frequency of the sonar channel.

C.1.2 ADDITIONAL SPECIFICATION FOR CLINS 0023 through 0025 - The 53F attenuated sonobuoy shall reproduce transient signals as well as sinusoidal signals. The reproduced signal shall contain no artifacts other than simple harmonic and inter modulation products of acoustic signals. Change PSS Table XXX Acoustic Sensitivity 53F Cal. Omni RMS Sound Pressure Level (SPL) above 1 µPa from 116 ± 2 dB to:

CLIN 0023 - For 20 dB attenuation – 136 ± 2 dB

CLIN 0024 - For 40 dB attenuation – 156 ± 2 dB

CLIN 0025 - For 60 dB attenuation – 176 ± 2.5 dB

Change PSS Figure 11E by adding:

CLIN 0023 - 21 dB to all the SPL numbers

CLIN 0024 - 41 dB to all the SPL numbers

CLIN 0025 - 62 dB to all the SPL numbers

C.1.3 Other Applicable Documents (Applicable to CLINS 0001 through 0019, 0023 through 0025)

The following documents are mandatory to the extent referenced herein:

PMA-264 Documents	Date	Subject/Title
PMA264-CMP REV-, CHG 0	July 2009	AIR Antisubmarine Warfare (ASW) Configuration Management Plan

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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NAWCAD Test Procedures	Date	Subject/Title
4.5.14-SOP-004 REV E, CHG 0 *	01OCT08	Standard Operating Procedure (SOP) for Laboratory & Ocean Testing of Sonobuoys, Sonobuoy Launcher Containers (SLCs) and Associated Packaging

4.5.14-SOP-005 REV A, CHG 2 *	01SEP09	Open Ocean Test Defect Criteria

NAC-SPD-21 *	31 May 1989	SKIP-LOT Sampling Plan for Production Sonobuoy Contracts Applicable Navy Hazard Classification Documents

*	Note: The Government maintains the right to test sonobuoys and/or SLCs in any manner suitable to verify specification compliance, including, but not limited to, the stated test procedures. Therefore, the stated test procedures may be modified unilaterally by the Government as necessary to verify specification compliance.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

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Other Documents	Subject/Title
NAVSEA Drawing 7375874 No Rev.	Base, Bayonet

NAVAIR Drawing 1458AS202 Rev. C	Container assembly, sonobuoy, unsealed, CNU/239E

NAVAIR DL 1458AS202 No Rev.	Data List for Drawing 1458AS202

NAVSEA DL 7375860 No Rev.	Data List 36 and 48 Unit Pallet Assembly

NAVSEA Drawings 7375861 – 7375876 No Rev.	36 and 48 Unit Pallet Assembly

NAVAIR Drawing 3065AS100 Rev. A	‘A’ Size Store Launch Container

*(see Note) MIL-STD-464 dated 18MAR1997	Electromagnetic Environmental Effects

**(see Note) MIL-STD-464A dated 19DEC2002	Electromagnetic Environmental Effects Requirements for Systems

NAVSEA S9310-AQ-SAF-010 dated 14JUL03	Technical Manual for Batteries, Navy Lithium Safety Program Responsibilities and Procedures

ASTM D3953	Standard Specification for Strapping, Flat Steel and Seals

Note:

*	Applicable for current production (as referenced in PSS Appendix F dated 01 October 2008)
**	Applicable if certified HERO design is changed through Contractor Initiated ECP (as referenced in PSS Appendix F dated 01 October 2008)

C.2	CONTRACTOR-INITIATED CHANGES TO APPROVED SONOBUOYS CONFIGURATIONS

(Applicable to all CLINS)

All contractor-initiated proposed changes to an approved sonobuoy configuration require Government approval In Accordance With (IAW) the Air Antisubmarine Warfare (ASW) Configuration Management Plan (Attachment 17) as referenced in Section J. Any costs associated with contractor initiated changes to sonobuoy configuration will not be reimbursed by the Government.

C.3	CONTRACTOR-INITIATED ENGINEERING TESTS REQUIRING OCEAN TESTING

(Applicable to CLINS 0001 through 0012, 0014 through 0019)

The Navy will provide engineering test support services to the contractor for tests requiring the use of specialized government test facilities to the contractor for conducting verification of corrective action for deficient sonobuoy reliability or performance or for verification of performance. These services will be made available throughout the period of performance of this contract. The contractor shall request such tests in writing via the contacting officer by submitting an engineering test plan IAW CDRL A002. The government reserves the right to disapprove test plans considered by the government to be unnecessary or outside the scope of this contract. All engineering test days requested are subject to test schedule/range availability and are at the contracting officer’s discretion. Any site other than San Clemente Island (SCI) is at the contracting officer’s discretion.

C.4	Reserved

C.5	MEETINGS (Applicable to CLINs 0001, 0003, 0005, 0007, 0009, and 0011)

One copy of each presentation shall be provided on a CD in MS Office format or Adobe presentation PDF format at the specified meeting/review. In the event the meeting/event is not held, the presentation shall be provided on the date the meeting/review is scheduled.

C.5.1	Kick-off Meeting

The contractor shall be responsible for scheduling and hosting a Kick-Off meeting. The contractor shall conduct the meeting in accordance with the PSS and Appendix D. Successful completion of the Kick-Off Meeting is contingent

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on resolution of all contractor action items from the meeting which shall be documented in list format with appropriate signatures signifying concurrence by both the technical point of contact and the Contracting Officer.

C.5.2 Production Readiness Review

The contractor shall schedule and conduct a Production Readiness Review in accordance with the PSS and Appendix D. Problems identified during the review shall be documented and corrected in accordance with the PSS and Appendix D.

C.6	TEST FIXTURES (Applicable to all CLINs)

The contractor shall supply any cabling, tools or special test fixtures necessary to perform any testing. The contractor shall update or replace this equipment, as needed, throughout the contract to replace worn cables or for electrical changes as a result of approved design modifications. The cost for all test fixtures shall be included in the unit price of all applicable CLINs.

Delivery of test fixtures shall be concurrent with test units. The items supplied shall become property of the Government.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Section D - Packaging and Marking

PACKAGING REQUIREMENTS

D.1	PACKAGING

D.1.1 Packaging For Q-36B and Q-53F Units (CLINs 0001 – 0008, and 0023 - 0025)

The contractor shall package the deliverables for shipping in accordance with the following:

(a) 48 sonobuoys in Sonobuoy Launcher Container (SLCs) (per Section D.1.6) shall be packaged in the 48 Unit Bayonet Base Pallet in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material in accordance with ASTM D3953, Flat, Type 1, Finish B - Grade 1 (heavy coating). The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be ..75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B- Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

(b) For partial pallets of less than 32 units on a 48 unit pallet the contractor may use CNU-239/E shipping containers, palletized in accordance with the PSS and Appendix G with the exception that all steel strapping shall be new (unused) material in accordance with ASTM D3953, Flat, Type 1, Finish B - Grade 1 (heavy coating). The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B - Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

D.1.2 Packaging For Reliability Test Samples (CLINs 0001-0008 test samples)

The contractor shall package the test samples (sonobuoys in SLCs) in one of the following:

1. 36 or 48 bayonet base pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material in accordance with ASTM D3953, Flat, Type 1, Finish B - Grade 1 (heavy coating). The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B - Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

For AN/SSQ-53 test samples using the 36-unit pallet, the pallet deck may be 1/2 inch thick solid plywood (versus 3/4 inch) and the pallet cap may be 3/8 inch thick plywood (versus 3/4 inch)

2. CNU-239/E shipping containers and palletized in accordance with the PSS and Appendix G. All steel strapping shall be new (unused) material in accordance with ASTM D3953, Flat, Type 1, Finish B - Grade 1 (heavy coating). The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick. The size of the strapping used for securing the sides and for the rails on the top cap and pallet base shall be .75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B - Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

3. Packaging as approved by the local Government QAR. Any non-standard method of packaging involving more than one unit shall use steel strapping (new) material in accordance with ASTM D3953, Flat, Type 1, Finish B -

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Grade 1 (heavy coating). The size of the strapping shall be .75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B - Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

D.1.3 Packaging For Q-62E Units (CLIN 0009 – 0012)

The contractor shall package the deliverables for shipping in accordance with the following:

(a) 36 AN/SSQ-62E sonobuoys in the LAU-126/A SLCs (per D.1.6) shall be packaged in bayonet base pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material in accordance with ASTM D3953, Flat, Type 1, Finish B - Grade 1 (heavy coating). The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B - Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

(b) The contractor shall stack pallets no higher than three. The sonobuoy manufacturer may procure the bayonet base part (NAVSEA 7375874) from either Tri-City Plastics, Midland, MI or Precision Plastics, Columbia City, IN. Both these contractors have access to the Government owned tooling for that part.

D.1.4 Packaging For Reliability Test Samples (CLIN 0009 -0012)

The contractor shall package the test samples (sonobuoys in SLCs) in one of the following:

(1) 36 unit bayonet base pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material in accordance with ASTM D3953, Flat, Type 1, Finish B - Grade 1 (heavy coating). The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B - Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

(2) CNU-239/E shipping containers and palletized in accordance with the PSS and Appendix G. All steel strapping shall be new (unused) material in accordance with ASTM D3953, Flat, Type 1, Finish B - Grade 1 (heavy coating). The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B- Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

(3) Packaging as approved by the local Government QAR. QAR may authorize non-standard method of packaging involving more than one unit shall use steel strapping (new) material in accordance with ASTM D3953, Flat, Type 1, Finish B - Grade 1 (heavy coating). The size of the strapping used shall be .75 inch wide and 0.020 inch thick. All seals used to join the ends of steel strapping shall be in accordance with ASTM D3953, class R or H, Finish B - Grade 1, Style I, II, III, or IV. The style of seal used shall be selected for compatibility with the tensioning and sealing tools being used.

D.1.5 Reserved

D.1.6 Sonobuoy Launcher Container Requirements

The SLC shall be manufactured in accordance with the following:

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CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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a. The PSS and Appendix A replaces MIL-L-81745B.

b. NAVAIR Drawing 3065AS100 with the following changes:

(1) Change MIL-L-81745B to the PSS and Appendix A.

(2) Delete reference to DOD STD 100

(3) Delete reference to MIL-STD 210. Actual temperature requirements are provided in the PSS and Appendix A.

D.1.7 Gray Overpack (if required)

The gray overpack (CNU-239/E) where specified shall be in accordance with NAVAIR DL 1458AS202 and DRAWING 1458AS202 and associated drawings, with the following changes:

(a) Delete all references to MIL-D-3464; replace with; “that meet the physical inspection and environmental test requirements of NAWCAD, Crane ETP 4.5.14-SOP-004 .”

(b) Delete all references to MIL-T-43036; replace with ASTM D5330 Type 4

(c) Delete all references to MIL-STD-105; replace with; “The sample shall be inspected for piece part construction, assembly and marking.

(d) Delete all references to MIL-STD-480; replace with the PSS and Appendix D.

(e) Delete all references to SPD-15 and replace with PSS Appendix C.

D.1.8 Packaging For Data (CLIN 0026)

The contractor shall package the Data required by the CDRL DD Form 1423 in accordance with contractor standard procedures, to assure safe delivery at destination.

D.2	MARKING

D.2.1 Marking for AN/SSQ-53F (Applicable to CLINs 0005-0008, 0013, 0015, and 0017)

Each AN/SSQ-53F sonobuoy shall be serialized by contract year, manufacturer, lot number, and unit. The serial number shall be unique for each sonobuoy delivered under the contract.

D.2.1.1 Marking For Fleet Units And Reliability Test Samples (Applicable to CLINs 0001 through 0012)

The nomenclature for this sonobuoy shall be AN/SSQ-36B, 53F or 62E as applicable. The abbreviated nomenclature shall be Q-36B, 53F, or 62E as applicable. The contractor shall use this nomenclature as required below.

D.2.1.2 Sonobuoy, Sonobuoy Launcher Container, and CNU-239 (Gray Overpack)

The contractor shall mark the sonobuoy, Sonobuoy Launcher Container (SLC), and CNU-239 shipping container in accordance with the PSS and Appendix C.

D.2.1.3 Pallet Marking Instructions

The contractor shall mark the pallet in accordance with the PSS and Appendix C and NAVAIR 5252.247-9517

D.2.1.4 Additional Marking Instructions For AN/SSQ-53F Sonobuoys CLINs 0013 and 0023 through 0025.

The sonobuoy, SLC, and pallet shall be marked as directed by paragraphs D.2.1.1 and D.2.1.2 with the following exceptions:

The sonobuoy, SLC and pallet marking shall not contain the nomenclature, NSN, NALC or barcodes of a production sonobuoy. If the sonobuoy is a modified unit; the existing marking and barcodes shall be deleted or permanently covered.

For CLIN 0013 The nomenclature shall be Q-53F DIFAR GPS.

For CLIN 0023 The nomenclature shall be Q-53F 20dB ATTEN

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CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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For CLIN 0024 The nomenclature shall be Q-53F 40dB ATTEN

For CLIN 0025 The nomenclature shall be Q-53F 60dB ATTEN

D.2.2 Marking for Data

The contractor shall mark Data in accordance with the Contract Data Requirements Lists (CDRLs).

CLAUSES INCORPORATED BY FULL TEXT

5252.223-9502 HAZARDOUS MATERIAL (NAVAIR)(APR 2009) -

(a) Packaging, Packing, Marking, Labeling and Certification of Hazardous materials for shipment by any mode or combination of transportation modes shall be prepared (properly classed, described, packaged, marked, labeled, transport vehicle placarded, etc.) for shipment in accordance with MIL-STD-129 and Title 49 Code of Federal Regulations (CFR), Part 100-199 as applicable. In the event of any contradictions between the documents, 49 CFR shall govern or the applicable modal transport regulation.

(b) In the event of a conflict between specific requirements in the contract or order and existing applicable modal transport regulations, the regulations shall take precedence. Under no circumstances shall the contractor knowingly use materials, markings or procedures that are not in accordance with laws and regulations applicable to the mode of transportation employed.

(c) To ascertain which Department of Defense, or local installation regulations, concerning hazardous materials may have impact on this contract, the contractor should contact: David Seevers, 22347 Cedar Point Road, Building 2185, Patuxent River, MD 20670-1161, Phone: (301) 342-2079.

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9503 MARKING OF WARRANTED ITEMS (NAVAIR) (OCT 2005)

(a) Each item covered by a warranty shall be stamped or marked in accordance with MIL-STD-129, Marking for Shipment and Storage, and MIL-STD-130, Identification Marking of U.S. Military Property, current at the date of award. Where this is impracticable, written notice shall be attached to or furnished with the warranted item.

(b) Each item covered by a warranty shall have a written notice attached to or furnished with the warranted item, and marked with the following:

(1) National stock number or manufacturer’s part number.

(2) Serial number or other item identifier (if the warranty applies to uniquely identified items).

(3) Contract number.

(4) Indication that a warranty applies.

(5) Manufacturer or entity (if other than the contractor) providing the warranty.

(6) Date or time when the warranty expires.

(7) Indication of whether or not attempted on-site repair by Government personnel will void the warranty.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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CLAUSES INCORPORATED BY FULL TEXT

5252.247-9507 PACKAGING AND MARKING OF REPORTS (NAVAIR) (OCT 2005)

(a) All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data and documentation, if any, shall be prepared for shipment in accordance with the National Industry Security Program Operating Manual, DoD 5220.22-M.

(b) The contractor shall prominently display on the cover of each report the following information:

(1) Name and business address of contractor.

(2) Contract Number/Delivery/Task order number.

(3) Contract/Delivery/Task order dollar amount.

(4) Whether the contract was competitively or non-competitively awarded.

(5) Name of sponsoring individual.

(6) Name and address of requiring activity.

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9508 PROHIBITED PACKING MATERIALS (NAVAIR) (JUN 1998)

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hydroscopic or non-neutral material) is prohibited. In addition, loose fill polystyrene is prohibited for shipboard use.

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9509 PRESERVATION, PACKAGING, PACKING AND MARKING (NAVAIR)(JUL 1998)

(a) Preservation, packaging and packing shall conform to prevailing industry standards for the type of commodity purchased under this contract.

(b) All packages will be clearly marked with applicable contract number/delivery order number, and will contain appropriate packing slip. All deliveries will be marked for and/or consigned as follows:

IAW PSS Appendix C

(c) In the event of any discrepancy in material shipped (overage, technical rejection, damage), the contractor shall, immediately upon request of the Contracting Officer, furnish disposition instructions. Normally, such disposition instruction shall be a properly completed Commercial Bill of Lading, which includes, but is not limited to, the mode of shipment, routing, special handling, and so forth.

(d) If the contractor is required to install equipment upon delivery, then the contractor shall inform the Government of the date of shipment from the contractor’s facilities and the anticipated date of arrival at the site. This report shall be made no later than the actual date that the shipment is made from the contractor’s facilities. The report may be made by facsimile or e-mail, to the point of contact listed in Section G. All transportation, rigging,

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CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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drayage, packing, unpacking, and handling necessary to accomplish the installation shall be the responsibility of the contractor.

CLAUSES INCORPORATED BY FULL TEXT

5252.247- 9510 PRESERVATION, PACKAGING, PACKING AND MARKING FOR FOREIGN MILITARY SALES (FMS) REQUIREMENTS (NAVAIR)(OCT 2005)

(a) Unless specified elsewhere in the contract, packing and packaging shall comply with MIL-STD-129 and other applicable DoD regulations. Packing and packaging materials shall provide protection from abuse during handling and from environmental, magnetic, and electrical damage during handling and subsequent future storage, possibly under less than desirable conditions.

(b) Marking: All unit and exterior containers/packs shall as a minimum be marked as follows:

(1) FMS Case Number.

(2) Part Number (with CAGE Code).

(3) For - the organization/address the material is shipped to.

(4) The applicable MILSTRIP number (identified separately for each line item of the contract/delivery order)

(5) Project Code number.

(6) Project Directive Line Item (PDLI) Number.

(7) Requisition Serial Number (RSN).

(8) Quantity.

(9) From - the contractor’s address shipped from.

(10) Ship to - the shipping address provided in the contract.

(11) Transportation Priority

(12) Required Delivery Date

(c) The contractor shall affix labels to the outside of each external pack warning all handlers that fragile, delicate, etc., equipment is contained within and to warn against particular improper handling and storage procedures/conditions as may be applicable to the item(s) ordered.

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9514 TECHNICAL DATA PACKING INSTRUCTIONS (NAVAIR) (SEP 1999)

Technical Data and Information shall be packed and packaged for domestic shipment in accordance with best commercial practices. The package or envelope should be clearly marked with any special markings specified in this contract (or delivery/task order), e.g., Contract Number, CLIN, Device No., and document title must be on the outside of the package. Classified reports, data and documentation, if applicable, shall be prepared for shipment in accordance with Defense Industrial Manual for Safeguarding Classified Information, DoD 5220.22M.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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CLAUSES INCORPORATED BY FULL TEXT

5252.247- 9517 PACKAGING REQUIREMENTS FOR SHIPMENTS CONTAINING NON-MANUFACTURED WOOD PACKING MATERIALS (NAVAIR) (FEB 2002)

All non-manufactured, wooden pallets, reels, or containers shipped or used for shipment under this contract shall be heat treated and marked in accordance with the American Lumber Standards Committee, Incorporated Non-Manufactured Wood Packing Policy and Non-Manufactured Wood Packing Enforcement Regulations, both dated 30 May 2001.

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9520 PRESERVATION, PACKAGING, AND PACKING (NAVAIR)(OCT 2005)

(a) The contractor shall preserve, pack and package items procured for system stock, overseas destinations or ships at sea, in accordance with the MIL-STD-2073-1 Level A requirements delineated in the schedule or elsewhere in the contract or order. If specific requirements are not included in the contract or order, the contractor shall preserve and package in accordance with previously approved level A requirements, within the technical parameters contained in MIL-STD-2073-1. Preservation and packing materials shall be fire retardant/non-combustible as prescribed in the specific packaging requirements in the contract or order, and to the maximum extent practicable.

(b) If the packaging materials specified in the contract or order are not fire retardant, and fire retardant varieties are included in commodity specifications for these materials, the contractor shall use fire retardant varieties. Fire retardant packaging materials are not required for items not used aboard ship. The use of plastic packaging materials is prohibited unless prescribed in specific packaging requirements in the contract or order, or unless required to adequately protect the item from damage

(c) For items procured for installation/immediate use, the contractor shall preserve and package in accordance with the Level C requirements of MIL-STD-2073-1. Packing for shipment (i.e., shipping container) shall be in accordance with MIL-STD-2073-1, Level A, for overseas surface shipments that are not containerized and all deliveries to ships at sea; Level B for all remaining overseas shipments; Level C or domestic shipments of items consumed at first destination. Fire retardant materials are not required in packing (i.e., shipping container) operations. All units, intermediate and shipping containers, shall be marked in accordance with MIL-STD-129. The use of shredded paper, excelsior, polystyrene and other loose-fill materials as a cushion is prohibited in all packaging and packing operation

(d) In accordance with 29 CFR, the contractor shall ensure that the following caution label is placed on all unit, intermediate and shipping containers for all items containing asbestos in a form that can be inhaled:

CAUTION

CONTAINS ASBESTOS FIBERS

AVOID CREATING DUST

BREATHING ASBESTOS DUST MAY CAUSE SERIOUS BODILY HARM

(e) All items containing asbestos in a form that can be inhaled shall be packaged in sealed, impermeable bags or other impermeable containers, as required by 29 CFR.

NOTE TO SUPPLIERS: If the supplies to be furnished on this document require the asbestos caution label described above, the contractor shall notify the contract administrator indicated in the schedule prior to shipment.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Section E - Inspection and Acceptance

ACCEPTANCE

E.1	ACCEPTANCE

E.1.1 Sample Plans

The Government will test and accept production sonobuoys and SLCs in lots, as defined below. Prior to Government sampling, the contractor shall completely assemble all units for each lot. The test sample will be subjected to Government acceptance tests in accordance with test procedures as outlined in Section C.1.3.

If requested by the contractor and deemed advantageous to the Government, the Contracting Officer may permit other lot sizes, sample sizes, and acceptance limits. The Government maintains the right to test sonobuoys and/or SLCs to the service conditions identified within the specifications and/or drawings. Sonobuoys and/or SLCs subjected to any test or service condition identified within the specifications and/or drawings meet the contractual reliability metrics after undergoing Reliability Inspection testing identified in paragraph E.1.3.

E.1.2 Lot Sizes and Accept/Reject Criteria (CLINs 0001- 0012 where applicable)

Production Lot sizes shall be as follows:

•

For the Q-36B - All Lot sizes shall be 1,280 each, except the last two Lots to be delivered shall be between 608 and 1,904 each. All Lots to be delivered, except the last Lot, shall result in full pallets (i.e. 48 each per pallet)

•

For the Q-53F - All Lot sizes shall be 1,664 each, except the last two Lots to be delivered shall be between 800 and 1,664 each. All Lots to be delivered, except the last Lot, shall result in full pallets (i.e. 48 each per pallet)

•

For the Q-62E - All Lot sizes shall be 1,292 each, except the last two Lots to be delivered shall be between 644 and 1,868 each. All Lots to be delivered, except the last Lot, shall result in full pallets (i.e. 36 each per pallet)

E.1.2.1 Q-36B Accept/Reject Criteria (CLINS 0001 – 0004)

Thirty-two (32) of the units from each Lot shall constitute the Lot sample. Acceptance of all lots will be based on the following limits for defective units from the 32-unit test sample:

For the sonobuoy and SLC separately, there shall be: no critical defects; and 5 or less major defects and 7 or less combined major and minor defects total for the 32-unit sample in accordance with 4.5.14-SOP-005 REV A, CHG2 dated 01 September 2009 (Attachment 12).

E.1.2.2 Q-53F/Q-62E Accept/Reject Criteria (CLINS 0005 – 0012)

Thirty-two (32) of the units from each Lot shall constitute the Lot sample. Acceptance of all lots will be based on the following limits for defective units from the 32-unit test sample:

For the sonobuoy and SLC separately, there shall be: no critical defects; and 3 or less major defects and 5 or less combined major and minor defects total for the 32-unit sample in accordance with 4.5.14-SOP-005 REV A, CHG2 dated 01 September 2009 (Attachment 12).

NOTE: THE GOVERNMENT WILL ESTABLISH LOT SIZES AWARDED BASED ON THE ABOVE GUIDELINES AT TIME OF CONTRACT AWARD.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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E.1.3 Lot sizes for CLINs 0013 – 0019, and 0023-0025 will be determined at time of option exercise.

E.1.3.1 Reliability Inspection including Air Drop Test

The Government may conduct reliability inspection as an open ocean environment air drop. The Government will conduct inspection testing using 4.5.14-SOP-004 and 4.5.14-SOP-005. No more than two test sites will be used to perform reliability inspection on a lot sample. The total number of defective units observed at the test site(s) will be used to determine lot acceptability. 4.5.14-SOP-004 and 4.5.14-SOP-005 are used for defect criteria and classification. The contractor may delay mating the sonobuoys to SLC’s on the balance of the production lot, until it receives final acceptance from the Contracting Officer.

The Government may conduct testing at an alternate site such as a Naval Laboratory or Government test range. The Contracting Officer will provide the contractor with 3 calendar days advance notice when an alternate site is being used.

E.1.3.2 Lot Sample Submission

The lot sample shall be submitted for reliability inspection with a DD Form 1222 (Request for and Results of Tests). The Government has forty-five (45) days, from the date a lot sample is submitted, to notify the local Government QAR of the test results. Date of submission is the date the DD Form 1222 is signed by the local Government QAR. If test results are not provided within this period, the lot and the lot sample will be accepted. The forty-five (45) day limit does not apply should the Government be unable to test due to Acts of God or Acts of War.

At the Contracting Officer’s discretion, the 45-day time limit will be changed to 60 days if the contractor does not provide the information required by the RDD of CDRL A00B.

E.1.4 Interruption of Reliability Inspection

After submittal of the lot sample, the contractor may request an interruption of the reliability inspection process through one of the following actions. The contractor shall notify the local Government Quality Assurance Representative (QAR) when they request termination or withdrawal.

(a) Termination of Inspection/Test in Progress. The contractor may request termination of inspections already in process. The Contracting Officer or the authorized Government representative may then terminate the test if it is advantageous to the Government. If no defects are identified during the inspections prior to air launch or air launch tests have not begun, the sample under examination will be reported as “withdrawn” and processed as indicated below, otherwise, it will be rejected. The test report will detail the results of the inspections and tests performed. Section B of the DD Form 1222 will be completed, detailing the termination.

(b) Withdrawal of a Production Lot Sample Prior to Initiation of the Test Process

(1) Lot Sample Returned to Contractor. The contractor may request withdrawal of the lot sample and its return to the contractor at the contractor’s expense. The Contracting Officer will authorize the withdrawal and return of the lot sample to the contractor via a DD Form 1149 on a commercial bill of lading. Section B of the DD Form 1222 will be completed, detailing the withdrawal. The lot shall then be resubmitted.

(2) Lot Sample Held at Test Site. The contractor may request withdrawal of the lot sample and its storage at the receiving warehouse. The Contracting Officer will authorize the withdrawal and storage of the lot. Section B of the DD Form 1222 will be completed, detailing the withdrawal and noting the date of the withdrawal request. Subsequently, the contractor may request release of the lot sample or withdrawal (returned to contractor). The Contracting Officer will authorize either request. The time a lot is stored (from Contracting Officer withdrawal until Contracting Officer authorization for release of the lot sample) shall not count against the forty-five (45) day time limit to pull test samples in accordance with E.1.3.2 above.

E.1.5 Recovered Lot Sample Units

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Recovered defective units from an accepted lot sample may be returned to the contractor for failure analysis, at the Government’s expense, via an authorized DD Form 1149. The Government will pay shipping costs only; the contractor is responsible for all failure analysis costs. Recovered defective units, as classified IAW 4.5.14-SOP-004 and 4.5.14-SOP-005, from a rejected lot sample will be returned to the contractor for failure analysis, at the contractor’s expense, via an authorized DD Form 1149. If requested by the contractor, 2 or less recovered non-defective units from a lot sample may be returned to the contractor for a failure analysis comparison. The units will be returned, at the contractor’s expense, via an authorized DD Form 1149. The contractor shall not use material, parts or components from recovered lot samples in production units.

E.1.6 Lot Rework and Resubmission

A lot which is rejected as a result of reliability inspection shall be reworked and resubmitted within 60 days after notice of lot rejection. Resubmission of the performance maintenance unit is not required. The following conditions shall be met before the lot’s resubmission sample is selected for reliability inspection:

(a) Failure Analysis Failure analysis for each defective unit shall be performed by the contractor and the cause or most probable cause for each defect shall be identified.

(b) Screening Sample. The local Government QAR shall randomly select an 80-unit screening sample from the remainder of the lot, unless otherwise authorized by the Procuring Contracting Officer. The sample shall be inspected/tested for each defect cause or probable cause identified in failure analysis. The screening sample is not required if the contractor chooses to rework the lot for all defects.

(c) Rework Procedure. A rework procedure for each defect observed in both the reliability inspection and the screening sample shall be prepared. Rework procedures for all other defects found in the screening sample shall be determined in accordance with the contractor’s Material Review Board (MRB) procedures.

(d) Rework. The lot shall be reworked conforming to the rework procedure. Units with defects shall be reworked or replaced in accordance with the procedure. The contractor shall build up the lot back to the lot size specified in the contract (including the lot sample).

(e) Resubmission. The procedure for lot submission shall be followed. New lot samples shall be identified with increasing submission numbers.

(1) Rejected Lots. If a lot is rejected on the fourth submission, the requirements for a possible resubmission shall be as required by the Contracting Officer. If only the SLC lot is rejected and the reported defects are air launch related, then the lot sample shall be resubmitted with sonobuoys or non-operational replicas (same air descent control system and external configuration). If the reported SLC defects are not air launch related then the lot sample may be resubmitted without sonobuoys.

(2) Withdrawal of Lot Sample (returned to contractor). A new sample shall be drawn along with a new DD Form 1222. The lot sample shall retain its submission number with a “W” added on when it is resubmitted to designate that it was previously withdrawn.

(3) Withdrawal of Lot Sample (held at test site). The DD Form 1222 shall be modified to indicate the resubmission. The lot sample shall retain its submission number with a “W” added on when it is resubmitted to designate that it was previously withdrawn.

E.1.7 Waiver of Rework or Resubmission

The contractor may request the Contracting Officer to consider a waiver of a rejected Lot for rework or resubmission if:

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(a) the exact or probable cause for the defects are not found in the screening sample; or

(b) rework of the entire lot is not considered practical because of the nature of the defect(s) found in the screening sample and effective corrective action is identified for future lots; or

(c) the impact of the defects on fleet use is minimal; or

(d) the rework is minor in nature and does not require testing.

This waiver is solely at U.S. Government discretion.

If the Government subsequently grants a waiver, the contractor is not required to replace the lot sample.

E.1.8 Reclaimed Material

The contractor may use material, parts, or components reclaimed from rejected lots but not recovered lot test samples, in accordance with procedures approved by the local Government QAR.

E.1.9 Skip Lots

Skip lot procedures shall be in accordance with SPD-21.

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
0004	Origin	Government	Origin	Government
0005	Origin	Government	Origin	Government
0005AA	N/A	N/A	N/A	Government
0005AB	N/A	N/A	N/A	Government
0005AC	N/A	N/A	N/A	Government
0006	Origin	Government	Origin	Government
0007	Origin	Government	Origin	Government
0008	Origin	Government	Origin	Government
0009	Origin	Government	Origin	Government
0010	Origin	Government	Origin	Government
0011	Origin	Government	Origin	Government
0012	Origin	Government	Origin	Government
0013	Origin	Government	Origin	Government
0014	Origin	Government	Origin	Government
0015	Origin	Government	Origin	Government
0016	Origin	Government	Origin	Government
0017	Origin	Government	Origin	Government
0018	Origin	Government	Origin	Government
0019	Origin	Government	Origin	Government
0020	Origin	Government	Origin	Government

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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0021	Origin	Government	Origin	Government
0022	Origin	Government	Origin	Government
0023	Origin	Government	Origin	Government
0024	Origin	Government	Origin	Government
0025	Origin	Government	Origin	Government
0026	Origin	Government	Origin	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.246-15	Certificate of Conformance	APR 1984
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

52.246-11 HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT (FEB 1999)

The Contractor shall comply with the higher-level quality standard selected below. [If more than one standard is listed, the offeror shall indicate its selection by checking the appropriate block.]

Title	Number	Date	Tailoring
PSS Appendix D Product Assurance Requirements for Sonobuoy procurements REVA, CHG1	n/a	3 Mar 2011	No

CLAUSES INCORPORATED BY FULL TEXT

5252.246-9512 INSPECTION AND ACCEPTANCE (NAVAIR) (OCT 2005)

(a) Inspection and acceptance of the supplies or services to be furnished hereunder shall be performed by a representative of the cognizant Contract Administration Office at the contractor’s or subcontractor’s plant located at 5612 Johnson Lake Rd, DeLeon Springs, FL 32130 and 4578 East Park 30 Dr., Columbia City, IN 46275

(b) Acceptance of all Contract Line Items/Sub Line Items (CLINs/SLINs) shall be made by signature of the accepting authority on a DD 250 submitted through the WAWF system. Acceptance will only occur when the accepting authority is sure that inspections performed demonstrate compliance with contract requirements.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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CLAUSES INCORPORATED BY FULL TEXT

5252.246-9514 INSPECTION AND ACCEPTANCE OF TECHNICAL DATA AND INFORMATION (NAVAIR) (FEB 1995)

Inspection and acceptance of technical data and information will be performed by the Procuring Contracting Officer (PCO) or his duly authorized representative. Inspection of technical data and information will be performed by ensuring successful completion of the requirements set forth in the DD Form 1423, Contract Data Requirements List (CDRL) and incorporation/resolution of Government review comments on the data items. Acceptance will be evidenced by execution of an unconditional DD Form 250, Material Inspection and Receiving Report, as appropriate, and/or upon receipt of a second endorsement acceptance by the PCO on the attachment to this contract entitled Wide Area Workflow (WAWF) form referenced in Clause 5252.232-9513. The attached form will not be used for high cost data such as drawings, specifications, and technical manuals.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Section F - Deliveries or Performance

DELIVERIES

F.1a PLACE OF DELIVERY (CLINs 0001-0012)

The contractor shall then deliver the CLIN 0001-0012 production sonobuoys in SLCs from each CLIN 0001-0012 accepted lot to the location listed below, or any other locations as may be required by the contracting office. The Contracting Officer will provide instructions as to the location the contractor is to ship the remaining units an accepted lot, in the Final Acceptance Test Report (FATR) issued by NAWCAD Crane. The shipping documents shall indicate a Required Delivery Date (RDD) no later than 14 days after shipment is picked up by the carrier for locations within continental United States (CONUS). For shipments to locations outside CONUS, the shipping documents shall indicate an RDD to the point of embarkation no later than 14 days after shipment is picked up by the carrier. The contractor shall pack and submit for final inspection and acceptance sonobuoys from a passed lot within fifteen (15) working days of receipt of the final acceptance test report from NAWCAD Crane. The procedure for an accepted Lot should be as follows:

1.	The Government will send the FATR with shipping instructions to the contractor.

(Note: The procedure outlined below (2 through 4) shall also be followed if the Government uses an alternate method of notification to signify Lot acceptance (i.e. notification letter, e-mail, or an approved Waiver request).

2.	The contractor shall submit a Wide Are Work Flow (WAWF) form referenced in NAVAIR Clause 5252.232-9513 to DCMA (or authorized Government representative) for signature thus starting the process to ship the Lot via Government Bill of Lading (GBL).

3.	CDRL A00A requires the contractor to e-mail or fax #2 barcode to NAWCAD, Crane within 5 calendar days after receipt of the FATR.

4.	NAWCAD, Crane will provide DD form 1348-1A (Issue Release / Receipt Document) and the Navy Ammunition Transaction Report to the contractor. These two items shall be attached to the signed DD250 and shall accompany the Lot being shipped.

CLINs 0001 - 0012

Material Mailing Address	Mailing Address

(a) UIC: N00421	SAME

NAWCAD Crane
14051 Westgate Ct. Suite A
Crane IN 47522

ATTN: Chuck Kimble

*******************************************

UIC: W62G2T	SAME

Commanding Officer
Distribution Depot San Joaquin
25600 South Chrisman Road
Warehouse #28
Tracy, CA 95376-5000

ATTN: James Luke (209) 839-4070

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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********************************************

UIC: N00189	SAME

Commanding Officer
Transportation Office
Defense Distribution Depot Norfolk
1968 Gilbert Street Building X136
Norfolk, VA 23512-0001

ATTN: Leland White (757) 444-7799

********************************************

UIC: N68836	SAME

Commanding Officer
Naval Air Station Jacksonville
Yorktown Avenue, BLDG 111, Door 24
Jacksonville, FL 32212-5000

ATTN: Christopher Scott (904) 542-5261

********************************************

UIC: N61168	SAME

Commander
NAVAIR Warfare Center Aircraft Division
22347 Cedar Pt. Rd., BLDG 2185, Unit 6
Patuxent River, MD 20670-1161

ATTN: Pat Lusk/Tommy Farr (301) 342-0905/5737

(j)	Additional Common Addresses as provided by the Contracting Officer via email

F.1b PLACE OF DELIVERY (CLINs 0013-0025)

To be determined at time of option exercise.

F.2	RELIABILITY/INSPECTION TEST SAMPLES

The contractor shall submit production lots for selection of a test sample to the cognizant Government inspector at the site of complete assembly.

F.2.1 Place of Delivery for Reliability Inspection Samples (CLINs 0001-0012)

The contractor shall ship the Reliability Inspection Samples to the following address:

SPAWAR Systems Center Pacific

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Attn: Scott Granzow, Code 56420

4297 Pacific Highway, Bldg 7

San Diego, CA 92110-5000

NOTE: If the Government chooses an alternate test site, the above shipping address may not apply. In such cases, the Contracting Officer will provide an alternate shipping address to the contractor.

F.2.2 Notice of Shipment to Cognizant Contract Administration Office (CLINs 0001-0025)

Whenever a shipment is made under this contract (regardless of whether the shipment is transported under a commercial or Government bill of lading)(GBL), the contractor shall notify the cognizant field contract administration office by the most expedient means. The notification shall include the following information: date of shipment; contract number; item number and quantity shipped; and name of carrier accepting shipment from the contractor. The contractor shall confirm all notifications made by telephone, in writing.

F.2.3 Distribution of Material Inspection and Receiving Report (DD 250) (CLINs 0001-0025)

The contractor is responsible for distribution of the DD Form 250 in accordance with Appendix F of DFARS Clause 252.246-7000.

F.3	MATERIAL SAFETY DATA SHEETS (Applicable to CLINS 0001, 0003, 0005, 0007, 0009 and 0011)

The contractor shall provide Material Safety Data Sheets, OSHA form 174 or equivalent form containing identical data items communicating to users the chemical, physical, and hazardous properties of their product. Material Safety Data Sheets are not required for all products used in the manufacture of the final product. Material Safety Data Sheets are required for any item contained in the final product which require special disposal or handling during operational use or de-mil operations. This form shall comply with the OSHA Hazard Communication Standard, Title 29 CFR 1910.1200. The contractor shall deliver the MSDS concurrent with the first deliverable. It is requested that the MSDS be submitted via electronic mail to the following address: Tim.Perry@navy.mil/Charles.kimble@navy.mil. An alternate method is to mail 1 copy of the MSDS to the following address:

NAWCAD 4.5.14

One Martin County Suite “A”

14051 Westgate Court

Crane, IN 47522

The Contracting Officer shall also be notified via e-mail that the MSDS has been submitted.

F.4	DELIVERY INFORMATION (CLINs 0001-0025)

Vendor to provide detailed delivery schedule that is in accordance with delivery schedule calculation below table at the conclusion of negotiations that will be included in contract.

CLIN No.	Description	Quantity	Within Days After Date of Contract (ADC)
0001	Q–36B Sonobuoys (Production Units)	To Be Determined (TBD)	*

0002	Q–36B Sonobuoys (Production Units) (Surge)	To Be Determined (TBD)	*

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

0003	Q-36B Sonobuoys (Production Units) (Opt 1)	To Be Determined (TBD)	*

0004	Q-36B Sonobuoys (Production Units) (Surge Opt 1)	To Be Determined (TBD)	*

0005	Q-53F Sonobuoys (Production Units)	To Be Determined (TBD)	**

0006	Q-53F Sonobuoys (Production Units)	To Be Determined (TBD)	**

0007	Q-53F Sonobuoys (Production Units)	To Be Determined (TBD)	**

0008	Q-53F Sonobuoys (Production Units)	To Be Determined (TBD)	**

0009	Q-62E Sonobuoys (Production Units)	To Be Determined (TBD)	***

0010	Q-62E Sonobuoys (Production Units)	To Be Determined (TBD)	***

0011	Q-62E Sonobuoys (Production Units)	To Be Determined (TBD)	***

0012	Q-62E Sonobuoys (Production Units)	To Be Determined (TBD)	***

0026	Data Items	See DD Form 1423s.	See DD Form 1423s.

	Material Safety Data Sheets	1 Lo.	Concurrent with First Submission of Lot 1 Test Samples of each sonobuoy type

	Kick-Off Meeting	1 Ea.	NLT 60 Days ADC

	Production Readiness Review	1 Ea.	NLT 45 days prior to submission of Lot 1 Test Samples of each sonobuoy type

0013	AN/SSQ-53F Sonobuoys (GPS units)	1,200	Delivery will be established at time of option exercise for these CLINs

0014	Q-36B Sonobuoys (FMS Units)	500	Delivery will be established at time of option exercise for these CLINs

0015	Q-53F Sonobuoys (FMS Units)	5,000	Delivery will be established at time of option exercise for these CLINs

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

0016	Q-36B Sonobuoys (FMS Units)	1,000	Delivery will be established at time of option exercise for these CLINs

0017	Q-53F Sonobuoys (FMS Units)	1,000	Delivery will be established at time of option exercise for these CLINs

0018	Q-62E Sonobuoys (FMS Units)	1,000	Delivery will be established at time of option exercise for these CLINs

0019	Q-62E Sonobuoys (FMS Units)	1,000	Delivery will be established at time of option exercise for these CLINs

0020	Reserved	N/A	N/A

0021	Reserved	N/A	N/A

0022	Reserved	N/A	N/A

0023	AN/SSQ-53F Sonobuoys (Attenuation 20 dB units)	288	Delivery will be established at time of option exercise for these CLINs

0024	AN/SSQ-53F Sonobuoys (Attenuation 40 dB units)	288	Delivery will be established at time of option exercise for these CLINs

0025	AN/SSQ-53F Sonobuoys (Attenuation 60 dB units)	288	Delivery will be established at time of option exercise for these CLINs

*

*	Q-36B – The Government will establish a delivery schedule at time of task order award based on the following:

•	The first Lot shall be delivered no later than 365 days after date of task order award.

•	The last Lot shall be delivered no later than 640 days after date of task order award.

•	The Required Delivery Date (RDD) for each lot is as shown below.

1. Number (#) of lots shall be determined IAW paragraph E.1.2 = A

2. # of days between lot deliveries (rounded up to next whole number) = (640 – 365) / (A-1) = B

3. Lot # RDD days after date of task order award = 365 + [(Lot # -1)*B]

Note: The Lot shall be accepted via the acceptance test report no later than the RDD.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

**	Q-53F and Q-62E – The Government will establish a delivery schedule at time of task order award based on the following:

•	The first Lot shall be delivered no later than 365 days after date of task order award.

•	The last Lot shall be delivered no later than 730 days after date of task order award.

•	The Required Delivery Date (RDD) for each lot is as shown below

1. Number (#) of lots shall be determined IAW paragraph E.1.2 = A

2. # of days between lot deliveries (rounded up to next whole number) = (730 – 365) / (A – 1) = B

3. Lot # RDD days after date of task order award = 365 + [(Lot # -1) * B]

Note: The Lot shall be accepted via the acceptance test report no later than the RDD.

***	Q-53F and Q-62E – The Government will establish a delivery schedule at time of task order award based on the following:

•	The first Lot shall be delivered no later than 365 days after date of task order award.

•	The last Lot shall be delivered no later than 730 days after date of task order award.

•	The Required Delivery Date (RDD) for each lot is as shown below

1. Number (#) of lots shall be determined IAW paragraph E.1.2 = A

2. # of days between lot deliveries (rounded up to next whole number) = (730 – 365) / (A-1) = B

3. Lot # RDD days after date of task order award = 365 + [(Lot # – 1)*B]

Note: The Lot shall be accepted via the acceptance test report no later than the RDD.

F.5	OPTION EXERCISE DATES (CLINs 0002-0004, 0006-0008, 0010-0025)

The following CLINs expire if not exercised by 30 Sep 2011: 0002, 0006 and 0010.

The following CLINs expire if not exercised by 30 June 2012: 003, 007 and 0011.

The following CLINs expire if not exercised by 30 Sep 2012: 004, 008 and 0012-0025.

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	730 dys. ADC	3,211	N/A FOB: Origin

0002	N/A	N/A	N/A	N/A

0003	N/A	N/A	N/A	N/A

0004	N/A	N/A	N/A	N/A

0005	730 dys. ADC		N/A FOB: Origin

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

0005AA	730 dys. ADC	48,928	N/A FOB: Destination

0005AB	730 dys. ADC	2,061	N/A FOB: Destination

0005AC	730 dys. ADC	744	N/A FOB: Destination

0006	N/A	N/A	N/A	N/A

0007	N/A	N/A	N/A	N/A

0008	N/A	N/A	N/A	N/A

0009	730 dys. ADC	10,286	N/A FOB: Origin

0010	N/A	N/A	N/A	N/A

0011	N/A	N/A	N/A	N/A

0012	N/A	N/A	N/A	N/A

0013	N/A	N/A	N/A	N/A

0014	N/A	N/A	N/A	N/A

0015	N/A	N/A	N/A	N/A

0016	N/A	N/A	N/A	N/A

0017	N/A	N/A	N/A	N/A

0018	N/A	N/A	N/A	N/A

0019	N/A	N/A	N/A	N/A

0020	N/A	N/A	N/A	N/A

0021	N/A	N/A	N/A	N/A

0022	N/A	N/A	N/A	N/A

0023	N/A	N/A	N/A	N/A

0024	N/A	N/A	N/A	N/A

0025	N/A	N/A	N/A	N/A

0026	730 dys. ADC		N/A FOB: Destination

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

CLAUSES INCORPORATED BY REFERENCE

52.211-8	Time of Delivery	JUN 1997
52.211-17	Delivery of Excess Quantities	SEP 1989
52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.247-29	F.O.B. Origin	FEB 2006
52.247-34	F.O.B. Destination	NOV 1991
52.247-55	F.O.B. Point For Delivery Of Government-Furnished Property	JUN 2003
52.247-59	F.O.B Origin—Carload and Truckload Shipments	APR 1984
52.247-65	F.O.B. Origin, Prepaid Freight—Small Package Shipments	JAN 1991

CLAUSES INCORPORATED BY FULL TEXT

5252.245-9509 PLACE OF DELIVERY - GOVERNMENT FURNISHED MATERIAL (NAVAIR) (MAR 1999)

(a) The Government will furnish to the contractor for use in connection with this contract the following material at the time specified:

Material	Quantity	Date
[ ]	[ ] troy ounces per Q-62E sonobuoy (Sparton)	No later than 60 days prior to the start of production

[ ]	[ ] troy ounces per Q-62E sonobuoy (USSI)	No later than 60 days prior to the start of production

[ ]	[ ] troy ounces per Q-36B sonobuoy (Sparton)	No later than 60 days prior to the start of production

(b) The material will be delivered at the Government’s expense to the location designated in the contractor’s proposal for performance. Delivery includes delivery either directly to the factory/warehouse street location, or to a designated private siding if delivery is by rail.

(c) Only the material listed above in the quantity shown will be furnished by the Government. All other material required for performance of this contractor shall be furnished by the contractor. Such Government-furnished material shall be delivered at or near contractor’s plant under Government bills of lading, free of expense to the contractor, on board the conveyance selected by the Government. When rail delivery is designated by the Government as a mode of transportation and drayage from a team track to the contractor’s plant is necessary, the contractor agrees to arrange for prompt unloading of cars, pick-up and delivery of material to his plant free of expense to the Government.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

5252.247-9505 TECHNICAL DATA AND INFORMATION (NAVAIR) (FEB 1995)

Technical Data and Information shall be delivered in accordance with the requirements of the Contract Data Requirements List, DD Form 1423, Exhibit A, attached hereto, and the following:

(a) The contractor shall concurrently deliver technical data and information per DD Form 1423, Blocks 12 and 13 (date of first/subsequent submission) to all activities listed in Block 14 of the DD Form 1423 (distribution and addresses) for each item. Complete addresses for the abbreviations in Block 14 are shown in paragraph (g) below. Additionally, the technical data shall be delivered to the following cognizant codes, who are listed in Block 6 of the DD Form 1423.

(1) PCO, Code AIR 2.5.1.9

21983 Bundy Road, Bldg. 441

Patuxent River MD 20670

(2) ACO, Code S2305A

(b) Partial delivery of data is not acceptable unless specifically authorized on the DD Form 1423, or unless approved in writing by the PCO.

(c) The Government review period provided on the DD Form 1423 for each item commences upon receipt of all required data by the technical activity designated in Block 6.

(d) A copy of all other correspondence addressed to the Contracting Officer relating to data item requirements (i.e., status of delivery) shall also be provided to the codes reflected above and the technical activity responsible for the data item per Block 6, if not one of the activities listed above.

(e) The PCO reserves the right to issue unilateral modifications to change the destination codes and addresses for all technical data and information at no additional cost to the Government.

(f) Unless otherwise specified in writing, rejected data items shall be resubmitted within thirty (30) days after receipt of notice of rejection.

(g) DD Form 1423, Block 14 Mailing Addresses: IAW CDRL Distribution List

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

Section G - Contract Administration Data

PERFORMANCE BASED PAYMENT

1	S	Q53F, 62E, 36B Kick Off Meeting S	NLT 60 Days after Task Order Award	Power Point Presentation	$	[	]	[	]%
2	S	Q53F and 62E Kick Off Meeting U	NLT 60 Days after Task Order Award	Power Point Presentation	$	[	]
3	S	Q36B Long Lead Material Order S	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]	[	]%
4	S	Q53F Long Lead Material Order S	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
5	S	Q53F Long Lead Material Order U	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
6	S	Q62E Long Lead Material Order S	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
7	S	Q62E Long Lead Material Order U	NLT 180 Days after Task Order Award	PO Report review by PMA264	$	[	]
8	S	Q36B Acceptance of Production Readiness Review S	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]	[	]%
9	S	Q53F Acceptance of Production Readiness Review S	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
10	S	Q53F Acceptance of Production Readiness Review U	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
11	S	Q62E Acceptance of Production Readiness Review S	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
12	S	Q62E Acceptance of Production Readiness Review U	NLT 45 Days prior to submission of Lot 1 test samples	Power Point Presentation	$	[	]
13	S	Q36B Start Lot 1 Production S	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]	[	]%
14	S	Q53F Start Lot 1 Production S	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
15	S	Q53F Start Lot 1 Production U	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
16	S	Q62E Start Lot 1 Production S	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
17	S	Q62E Start Lot 1 Production U	NLT 45 Days after PRR acceptance	Production Date Certified by DCMA QAR	$	[	]
PBP Schedule is to be treated on a whole contract basis whereas recoupment can be taken from any ACRN.					$	[	]	[	]%
Cumulative:
(Final [ ]% of Payment to be liquidated upon shipment)

ACCOUNTING AND APPROPRIATION DATA

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

AA: 1711810 U3QZ 310 00019 0 050120 2D 000000

COST CODE: A20000702503

AMOUNT: $15,624,948.30

CIN 130019777000003: $15,624,948.30

AB: 1711810 U3QZ 310 00019 0 050120 2D 000000

COST CODE: A00000702503

AMOUNT: $1,884,664.34

CIN 130019777000001: $1,884,664.34

AC: 1711810 U3QZ 310 00019 0 050120 2D 000000

COST CODE: A10000702503

AMOUNT: $35,913,152.00

CIN 130019777000002: $35,913,152.00

AD: 1701810 U3QZ 310 00019 0 050120 2D 000000

COST CODE: A00000702432

AMOUNT: $1,512,774.00

CIN 130019776700001: $1,512,774.00

AE: 1791810 U3QZ 310 00019 0 050120 2D 000000

COST CODE: A00000702436

AMOUNT: $546,096.00

CIN 130019776900001: $546,096.00

CLAUSES INCORPORATED BY REFERENCE

252.201-7000	Contracting Officer’s Representative	DEC 1991

CLAUSES INCORPORATED BY FULL TEXT

5252.201-9501 DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE (COR)(NAVAIR) (OCT 1994)

(a) The Contracting Officer has designated Tim Perry and Chuck R. Kimble, One Martin County, 14051 Westgate Court, Crane, IN 47522, Code 4.5.14.3, 812-863-7070 as the authorized Contracting Officer’s Representative (COR) for this contract.

(b) The duties of the COR are limited to the following: Please see attached COR Appt Letter.

5252.204-9503 EXPEDITING CONTRACT CLOSEOUT (NAVAIR) (JAN 2007)

(a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $1,000 or less at the time of final contract closeout. The term “residual dollar amount” shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party might be considered to the extent permitted by law.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

(b) This agreement to waive entitlement to residual dollar amounts has been considered by both parties. It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.

5252.232-9511 NOTICE OF REQUIREMENTS FOR PROMPT PAYMENT (NAVAIR) (MAR 2006)

The Government anticipates that this contract will be distributed to Defense Finance and Accounting Service (DFAS) by the DOD Electronic Document Access (EDA) system. DFAS is responsible for payment of contractor invoices.

(a) In accordance with FAR Clause 52.232-33 “Payment By Electronic Funds Transfer—Central Contractor Registration”, the contractor is responsible for providing updated information to the Central Contractor Register (CCR) database. Additionally, the contractor is responsible for maintaining its active status in the CCR database.

(b) If the DUNS, CAGE code, TIN or address set forth in the contract do not match the information in the CCR, then DFAS will return invoices without payment. Therefore, it is imperative that the contractor ensure the DUNS, CAGE code, TIN and contractor address on the contract are accurate and in compliance with the CCR database. Additionally, any changes/updates made to the CCR database should be communicated to the Contracting Officer for the purpose of modifying the contract to reflect the new data.

5252.232-9513 INVOICING AND PAYMENT (WAWF) INSTRUCTIONS (MAR 2009)

(a) The following information is provided to assist the contractor in submitting invoices and receiving reports electronically through Wide Area Work Flow — Receipt and Acceptance (WAWF) in accordance with DFARS 252.232-7003:

(1) Registration instructions, on-line training, user guides, quick reference guides, and other support documents and information can be found at the following website: WAWF Overview

(2) Vendors should contact the following POCs for additional support with registration or other WAWF issues, based on the administration of their contract:

(i) DCMA-administered contracts: Contact the ACO at the cognizant Defense Contract Management Agency (DCMA) office found in the contract.

(ii) Locally-administered contracts: Contact your local NAVAIR/NAWC Pay Office (Commercial Accounts) at [N/A – contract will not be locally administered] or DFAS via the numbers listed at www.dfas.mil

(3) Information on the electronic forms the contractor shall utilize to comply with DFARS 252.232-7003 is available on the WAWF Functional Information and WAWF Training websites.

(4) Back up documentation (such as timesheets, etc.) can be included and attached to the invoice in WAWF. Attachments created in any Microsoft Office product are attachable to the invoice in WAWF. Total limit for the size of files per invoice is 5 megabytes.

(b) The following information, regarding invoice routing DODAACs, must be entered for completion of the invoice in WAWF:

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

DoDAAC LOCATION TABLE

	- Select Combo for Fixed Price Supplies and Services - Select Cost Voucher for all Cost or T&M or CLINs. - The 2-in-1 invoice is not authorized for use by NAVAIR - Questions? Call 1-866-618-5988

DoDAAC Description	Located in Block
	DD1155 (Destination Acceptance)	DD1155 (Source/ Origin Acceptance)	SF26	SF33	SF1449	SF1449 (Destination Acceptance)
Issuing Office DoDAAC	6	6	5	7	7	9
Administrating Office DoDAAC	7	7	6	24	26	16
Inspector’s DoDAAC	See Schedule	See Schedule	11	See Schedule	See Schedule	See Schedule
Service Acceptor DoDAAC	14	See Schedule	11	See Schedule	See Schedule	15
Pay Office DoDAAC	15	16	12	25	27	18a

(c) Cost Vouchers also require the cognizant DCAA DoDAAC, which can be found by entering the contractor’s zip code in the Audit Office Locator at http://www.dcaa.mil. Contractors approved by DCAA for direct billing will not process vouchers through DCAA, but may submit directly to DFAS. Final voucher submission will be approved by the ACO.

(d) For each invoice / cost voucher submitted for payment, the contractor shall also email the WAWF automated invoice notice directly to the following additional points of contact:

Name (or Clause w/Name)	Email	Phone	Role
See: 5252.201-9500 or 5252.201-9501			Technical Point of Contact or Contracting Officer’s Representative
Chuck Kimble	Charles.kimble@navy.mil	812-863-7075	COR
Dale Hoit	Dale.hoit@navy.mil	812-860-7070 X202	TPOC
John Wambaugh	John.wambaugh@navy.mil	812-863-7070 X216	TPOC
Tim Perry	Tim.perry@navy.mil	812-863-7070 X209	COR

5252.232-9522 TRANSPORTATION ACCOUNT CODES (NAVAIR) (OCT 2005)

(a) The contractor is responsible for placing the Government assigned Transportation Account Code (TAC) on shipping documentation to enable payment of transportation bills by the U.S. Government under contracts with F.O.B. origin terms.

(b) The applicable TAC for this contract is as follows: The Government will provide the current TAC code prior to shipment of the first Lot.

(c) For shipments that will require use of military airlift, complete an Advance Transportation Control and Movement Document (ATCMD, DD Form 1384) and provide it to the cognizant Air Clearance Authority. Include the contract number and applicable TAC on the ATCMD. Also, ensure the ATCMD contains information for special requirements such as:

(1) shipments to be accompanied by couriers or monitors;

(2) shipments requiring special handling such as environmental control, hand-to-hand receipt, hazardous/dangerous cargo, short shelf life material, sensitive shipments and classified cargo;

(3) shipments requiring expediting action or those that must move on a specific flight.

(d) The cognizant DCMA office may be contacted for additional information or assistance on preparation of shipping documents or other transportation concerns.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY REFERENCE

5252.243-9504	AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER	JAN 1992

CLAUSES INCORPORATED BY FULL TEXT

5252.216-9512 PAPERLESS CONTRACTING (NAVAIR) (JUN 2009)

(a) Orders and requests for proposals are hereby authorized to be issued by facsimile or by electronic commerce (including e-mail and paperless methods of delivery). Nothing in this contract should be read to prohibit these types of orders. In the event of a conflict with any other provision of this contract, this clause shall govern.

(b) To the extent the terms “ written” , “ mailed” , or “ physically delivered” appear in other provisions of this contract, these terms are hereby defined to explicitly include electronic commerce, email, or paperless delivery methods.

5252.223-9501 MATERIAL SAFETY DATA SHEET (MSDS) (NAVAIR) (APR 2009)

(a) The contractor shall forward an electronic copy of the Material Safety Data Sheet (MSDS) required under FAR Clause 52.223-3, “Hazardous Material Identification and Material Safety Data”, to Mar-navyhmirs@med.navy.mil and the Naval Inventory Control Point (NICP) at wraps.prime.fct@navy.mil .

(b) One copy of the MSDS shall be enclosed with the shipping documents. If the shipment is received without an attached copy of the MSDS, the Government has the right to refuse receipt.

5252.227-9507 NOTICE REGARDING THE DISSEMINATION OF EXPORT-CONTROLLED TECHNICAL DATA (NAVAIR) (OCT 2005)

(a) Export of information contained herein, which includes release to foreign nationals within the United States, without first obtaining approval or license from the Department of State for items controlled by the International Traffic in Arms Regulations (ITARS), or the Department of Commerce for items controlled by the Export Administration Regulations (EAR), may constitute a violation of law.

(b) For violation of export laws, the contractor, its employees, officials or agents are subject to:

(1) Imprisonment and/or imposition of criminal fines; and

(2) Suspension or debarment from future Government contracting actions.

(c) The Government shall not be liable for any unauthorized use or release of export-controlled information, technical data or specifications in this contract.

(d) The contractor shall include the provisions or paragraphs (a) through (c) above in any subcontracts awarded under this contract.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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5252.227-9511 DISCLOSURE, USE AND PROTECTION OF PROPRIETARY INFORMATION (NAVAIR) (FEB 2009)

(a) During the performance of this contract, the Government may use an independent services contractor (ISC), who is neither an agent nor employee of the Government. The ISC may be used to conduct reviews, evaluations, or independent verification and validations of technical documents submitted to the Government during performance.

(b) The use of an ISC is solely for the convenience of the Government. The ISC has no obligation to the prime contractor. The prime contractor is required to provide full cooperation, working facilities and access to the ISC for the purposes stated in paragraph (a) above.

(c) Since the ISC is neither an employee nor an agent of the Government, any findings, recommendations, analyses, or conclusions of such a contractor are not those of the Government.

(d) The prime contractor acknowledges that the Government has the right to use ISCs as stated in paragraph (a) above. It is possible that under such an arrangement the ISC may require access to or the use of information (other than restricted cost or pricing data), which is proprietary to the prime contractor.

(e) To protect any such proprietary information from disclosure or use, and to establish the respective rights and duties of both the ISC and prime contractor, the prime contractor agrees to enter into a direct agreement with any ISC as the Government requires. A properly executed copy (per FAR 9.505-4) of the agreement will be provided to the Procuring Contracting Officer.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.203-13	Contractor Code of Business Ethics and Conduct	DEC 2008
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	APR 2008
52.215-2	Audit and Records—Negotiation	MAR 2009
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data—Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data—Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9	Small Business Subcontracting Plan	APR 2008
52.219-9 (Dev)	Small Business Subcontracting Plan (Deviation)	APR 2008
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.222-19	Child Labor — Cooperation with Authorities and Remedies	AUG 2009
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JAN 2009
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.226-1	Utilization Of Indian Organizations And Indian-Owned Economic Enterprises	JUN 2000
52.227-1	Authorization and Consent	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.229-3	Federal, State And Local Taxes	APR 2003
52.230-2	Cost Accounting Standards	OCT 2008
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2008
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes—Fixed Price	AUG 1987
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	AUG 2009
52.245-9	Use And Charges	JUN 2007
52.246-23	Limitation Of Liability	FEB 1997
52.247-1	Commercial Bill Of Lading Notations	FEB 2006
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.252-6	Authorized Deviations In Clauses	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	JAN 2009
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7003	Item Identification and Valuation	AUG 2008

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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252.211-7005	Substitutions for Military or Federal Specifications and Standards	NOV 2005
252.211-7007	Reporting of Government-Furnished Equipment in the DoD Item Unique Identification (IUID) Registry	NOV 2008
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	DEC 2006
252.215-7004	Excessive Pass-Through Charges	MAY 2008
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	APR 2007
252.219-7003 (Dev)	Small Business Subcontracting Plan (Dod Contracts) (Deviation)	APR 2007
252.219-7003 (Dev) Alt I	Small Business Subcontracting Plan (DoD Contracts) (Deviation) Alternate I	APR 2007
252.223-7001	Hazard Warning Labels	DEC 1991
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JAN 2009
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Report of Contract Performance Outside the United States and Canada—Submission after Award	MAY 2007
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	MAY 2007
252.225-7012	Preference For Certain Domestic Commodities	DEC 2008
252.225-7013	Duty-Free Entry	OCT 2006
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	MAR 2006
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	JUN 1995
252.227-7026	Deferred Delivery Of Technical Data Or Computer Software	APR 1988
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding of Payment (Editable Local)	MAR 2000
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.232-7010	Levies on Contract Payments	DEC 2006
252.239-7001	Information Assurance Contractor Training and Certification	JAN 2008
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	AUG 2009
252.246-7001 Alt I	Warranty Of Data (Dec 1991) - Alternate I	DEC 1991
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(a) The Government may extend the term of this contract by written notice to the Contractor within 5 days; provided, that the Government gives the Contractor a preliminary written notice of its intent to extend at least 15 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 months.

52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (APR 2009)

(a) Definitions. As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/ .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [    ] is, [X ] is not a small business concern under NAICS Code 334511 assigned to contract number N00421-11-C-0030.

[Contractor to sign and date and insert authorized signer’s name and title].

Signature	Date

Signer’s Printed Name	Signer’s Title

52.223-11 OZONE-DEPLETING SUBSTANCES (MAY 2001)

(a) Definition. “Ozone-depleting substance”, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as—

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II, including, but not limited to, hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

WARNING: Contains (or manufactured with, if applicable)             *            , a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

*	The Contractor shall insert the name of the substance(s).

52.232-32 PERFORMANCE-BASED PAYMENTS (JAN 2008)

(a) Amount of payments and limitations on payments. Subject to such other limitations and conditions as are specified in this contract and this clause, the amount of payments and limitations on payments shall be specified in the contract’s description of the basis for payment.

(b) Contractor request for performance-based payment. The Contractor may submit requests for payment of performance-based payments not more frequently than monthly, in a form and manner acceptable to the Contracting Officer. Unless otherwise authorized by the Contracting Officer, all performance-based payments in any period for which payment is being requested shall be included in a single request, appropriately itemized and totaled. The Contractor’s request shall contain the information and certification detailed in paragraphs (l) and (m) of this clause.

(c) Approval and payment of requests.

(1) The Contractor shall not be entitled to payment of a request for performance-based payment prior to successful accomplishment of the event or performance criterion for which payment is requested. The Contracting Officer shall determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with the terms of the contract. The Contracting Officer may, at any time, require the Contractor to substantiate the successful performance of any event or performance criterion which has been or is represented as being payable.

(2) A payment under this performance-based payment clause is a contract financing payment under the Prompt Payment clause of this contract and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved requests on the [30th] day after receipt of the request for performance-based payment by the designated payment office. However, the designated payment office is not required to provide

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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payment if the Contracting Officer requires substantiation as provided in paragraph (c)(1) of this clause, or inquires into the status of an event or performance criterion, or into any of the conditions listed in paragraph (e) of this clause, or into the Contractor certification. The payment period will not begin until the Contracting Officer approves the request.

(3) The approval by the Contracting Officer of a request for performance-based payment does not constitute an acceptance by the Government and does not excuse the Contractor from performance of obligations under this contract.

(d) Liquidation of performance-based payments.

(1) Performance-based finance amounts paid prior to payment for delivery of an item shall be liquidated by deducting a percentage or a designated dollar amount from the delivery payment. If the performance-based finance payments are on a delivery item basis, the liquidation amount for each such line item shall be the percent of that delivery item price that was previously paid under performance-based finance payments or the designated dollar amount. If the performance-based finance payments are on a whole contract basis, liquidation shall be by either predesignated liquidation amounts or a liquidation percentage.

(2) If at any time the amount of payments under this contract exceeds any limitation in this contract, the Contractor shall repay to the Government the excess. Unless otherwise determined by the Contracting Officer, such excess shall be credited as a reduction in the unliquidated performance-based payment balance(s), after adjustment of invoice payments and balances for any retroactive price adjustments.

(e) Reduction or suspension of performance-based payments. The Contracting Officer may reduce or suspend performance-based payments, liquidate performance-based payments by deduction from any payment under the contract, or take a combination of these actions after finding upon substantial evidence any of the following conditions:

(1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (h) and (i) of this clause).

(2) Performance of this contract is endangered by the Contractor’s —

(i) Failure to make progress; or

(ii) Unsatisfactory financial condition.

(3) The Contractor is delinquent in payment of any subcontractor or supplier under this contract in the ordinary course of business.

(f) Title.

(1) Title to the property described in this paragraph (f) shall vest in the Government. Vestiture shall be immediately upon the date of the first performance-based payment under this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

(2) “Property,” as used in this clause, includes all of the following described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices:

(i) Parts, materials, inventories, and work in process;

(ii) Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;

(iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (f)(2)(ii) of this clause; and

(iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

(3) Although title to property is in the Government under this clause, other applicable clauses of this contract (e.g., the termination or special tooling clauses) shall determine the handling and disposition of the property.

(4) The Contractor may sell any scrap resulting from production under this contract, without requesting the Contracting Officer’s approval, provided that any significant reduction in the value of the property to which the Government has title under this clause is reported in writing to the Contracting Officer.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(5) In order to acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer’s advance approval of the action and the terms. If approved, the basis for payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(6) When the Contractor completes all of the obligations under this contract, including liquidation of all performance-based payments, title shall vest in the Contractor for all property (or the proceeds thereof) not —

(i) Delivered to, and accepted by, the Government under this contract; or

(ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

(7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(g) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. If any property is damaged, lost, stolen, or destroyed, the basis of payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(h) Records and controls. The Contractor shall maintain records and controls adequate for administration of this clause. The Contractor shall have no entitlement to performance-based payments during any time the Contractor’s records or controls are determined by the Contracting Officer to be inadequate for administration of this clause.

(i) Reports and Government access. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information requested by the Contracting Officer for the administration of this clause and to determine that an event or other criterion prompting a financing payment has been successfully accomplished. The Contractor shall give the Government reasonable opportunity to examine and verify the Contractor’s records and to examine and verify the Contractor’s performance of this contract for administration of this clause.

(j) Special terms regarding default. If this contract is terminated under the Default clause,

(1) the Contractor shall, on demand, repay to the Government the amount of unliquidated performance-based payments, and

(2) title shall vest in the Contractor, on full liquidation of all performance-based payments, for all property for which the Government elects not to require delivery under the Default clause of this contract. The Government shall be liable for no payment except as provided by the Default clause.

(k) Reservation of rights.

(1) No payment or vesting of title under this clause shall —

(i) Excuse the Contractor from performance of obligations under this contract; or

(ii) Constitute a waiver of any of the rights or remedies of the parties under the contract.

(2) The Government’s rights and remedies under this clause —

(i) Shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract; and

(ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(l) Content of Contractor’s request for performance-based payment. The Contractor’s request for performance-based payment shall contain the following:

(1) The name and address of the Contractor;

(2) The date of the request for performance-based payment;

(3) The contract number and/or other identifier of the contract or order under which the request is made;

(4) Such information and documentation as is required by the contract’s description of the basis for payment; and

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(5) A certification by a Contractor official authorized to bind the Contractor, as specified in paragraph (m) of this clause.

(m) Content of Contractor’s certification. As required in paragraph (l)(5) of this clause, the Contractor shall make the following certification in each request for performance-based payment:

I certify to the best of my knowledge and belief that —

(1) This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and the instructions of the Contracting Officer;

(2) (Except as reported in writing on N/A, all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business;

(3) There are no encumbrances (except as reported in writing on N/A against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government’s title;

(4) There has been no materially adverse change in the financial condition of the Contractor since the submission by the Contractor to the Government of the most recent written information dated 7 Mar 2011; and

(5) After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance-based payments have been requested will not exceed any limitation in the contract, and the amount of all payments under the contract will not exceed any limitation in the contract.

52.233-4 APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)

United States law will apply to resolve any claim of breach of this contract.

52.245-1 GOVERNMENT PROPERTY (JUN 2007)

(a) Definitions. As used in this clause—

“Acquisition cost” means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

“Cannibalize” means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

“Contractor-acquired property” means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

“Contractor inventory” means—

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

“Contractor’s managerial personnel” means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(1) All or substantially all of the Contractor’s business;

(2) All or substantially all of the Contractor’s operation at any one plant or separate location; or

(3) A separate and complete major industrial operation.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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“Demilitarization” means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

“Discrepancies incident to shipment” means any differences ( e.g. , count or condition) between the items documented to have been shipped and items actually received.

“Equipment” means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

“Government-furnished property” means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.

“Government property” means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

“Material” means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

“Nonseverable” means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

“Plant equipment” as used in this part, means personal property of a capital nature (including equipment, machine tools, test equipment, furniture, vehicles, and accessory and auxiliary items) for use in manufacturing supplies, in performing services, or for any administrative or general plant purpose. It does not include special tooling or special test equipment.

“Precious metals” means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

“Property” means all tangible property, both real and personal.

“Property Administrator” means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

“Provide” means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

“Real property” means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing special tooling, special test equipment, or plant equipment.

“Sensitive property” means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

“Surplus property” means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management .

(1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2) The Contractor’s responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor’s accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this clause).

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c) Use of Government property . The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d) Government-furnished property .

(1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor’s timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor’s timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government’s expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an “as-is” condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor’s expense.

(3)(i) The Contracting Officer may by written notice, at any time—

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under paragraph (d)(3)(i) of this clause, and the Contractor’s timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property .

(1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Fixed-price contracts.

(i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause.

(ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract—

(A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(B) Title to all other material shall pass to and vest in the Government upon—

(1) Issuance of the material for use in contract performance;

(2) Commencement of processing of the material or its use in contract performance; or

(3) Reimbursement of the cost of the material by the Government, whichever occurs first.

(3) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts .

(i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.

(ii) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon—

(A) Issuance of the property for use in contract performance;

(B) Commencement of processing of the property for use in contract performance; or

(C) Reimbursement of the cost of the property by the Government, whichever occurs first.

(iii) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(iii) (collectively referred to as “Government property)”, are subject to the provisions of this clause.

(f) Contractor plans and systems.

(1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii) Receipt of Government Property . The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property ( e.g. ., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2) Quantity received (or fabricated), issued, and balance-on-hand.

(3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation.

(7) Location.

(8) Disposition.

(9) Posting reference and date of transaction.

(10) Date placed in service.

(B) Use of a Receipt and Issue System for Government Material . When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(iv) Physical inventory . The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances ( e.g. ., overall reliability of the Contractor’s system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control .

(A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions ( e.g. , extent of liability for loss, damage, destruction or theft of Government property).

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor’s property management system.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B) Such reports shall, at a minimum, contain the following information:

(1) Date of incident (if known).

(2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3) Quantity.

(4) Unique Item Identifier (if available).

(5) Accountable Contract number.

(6) A statement indicating current or future need.

(7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8) All known interests in commingled property of which the Government property is a part.

(9) Cause and corrective action taken or to be taken to prevent recurrence.

(10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11) Copies of all supporting documentation.

(12) Last known location.

(13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii) Relief of stewardship responsibility . Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is—

(A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B) Delivered or shipped from the Contractor’s plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C) Disposed of in accordance with paragraphs (j) and (k) of this clause.

(viii) Utilizing Government property .

(A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix) Maintenance . The Contractor shall properly maintain Government property. The Contractor’s maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout . The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g) Systems analysis .

(1) The Government shall have access to the contractor’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2) Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.

(3) Should it be determined by the Government that the Contractor’s property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h) Contractor Liability for Government Property .

(1) Unless otherwise provided for in the contract, the Contractor shall not be liable for loss, damage, destruction, or theft to the Government property furnished or acquired under this contract, except when any one of the following applies—

(i) The risk is covered by insurance or the Contractor is otherwise reimbursed (to the extent of such insurance or reimbursement). The allowability of insurance costs shall be determined in accordance with 31.205-19.

(ii) The loss, damage, destruction, or theft is the result of willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel. Contractor’s managerial personnel, in this clause, means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of all or substantially all of the Contractor’s business; all or substantially all of the Contractor’s operation at any one plant or separate location; or a separate and complete major industrial operation.

(iii) The Contracting Officer has, in writing, revoked the Government’s assumption of risk for loss, damage, destruction, or theft, due to a determination under paragraph (g) of this clause that the Contractor’s property management practices are inadequate, and/or present an undue risk to the Government, and the Contractor failed to take timely corrective action. If the Contractor can establish by clear and convincing evidence that the loss, damage, destruction, or theft of Government property occurred while the Contractor had adequate property management practices or the loss, damage, destruction, or theft of Government property did not result from the Contractor’s failure to maintain adequate property management practices, the Contractor shall not be held liable.

(2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(4) Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment . Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor’s exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the Government is responsible.

(j) Contractor inventory disposal . Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.

(1) Scrap to which the Government has obtained title under paragraph (e) of this clause .

(i) Contractor with an approved scrap procedure .

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—

(1) Requires demilitarization;

(2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure . The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2) Predisposal requirements .

(i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority—

(A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B) May purchase the property at the acquisition cost; or

(C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices).

(ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of this clause.

(3) Inventory disposal schedules .

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Information technology ( e.g. ., computers, computer components, peripheral equipment, and related equipment);

(E) Precious metals;

(F) Mononuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4) Submission requirements . The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(i) 30-days following the Contractor’s determination that a Government property item is no longer required for performance of this contract;

(ii) 60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) 120 days, or such longer period as may be approved by the Termination Contracting Officer following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may—

(i) Reject a schedule for cause ( e.g. ., contains errors, determined to be inaccurate); and

(ii) Require the Contractor to correct an inventory disposal schedule.

(6) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8) Disposition instructions.

(i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10) Subcontractor inventory disposal schedules . The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(k) Abandonment of Government property .

(1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor’s written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication . All communications under this clause shall be in writing.

(m) Contracts outside the United States . If this contract is to be performed outside of the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished”, respectively.

52.246-19 WARRANTY OF SYSTEMS AND EQUIPMENT UNDER PERFORMANCE SPECIFICATIONS OR DESIGN CRITERIA (MAY 2001)

(a) Definitions. As used in this clause—

“Acceptance” means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing and identified supplies, or approves specific services rendered, as partial or complete performance of the contract.

“Defect” means any condition or characteristic in any supplies or services furnished by the Contractor under the contract that is not in compliance with the requirements of the contract.

“Supplies” means the end items furnished by the Contractor and related services required under this contract. Except when this contract includes the clause entitled Warranty of Data, supplies also mean “data.”

(b) Contractor’s obligations. (1) the Contractor’s warranties under this clause shall apply only to those defects discovered by either the Government or the Contractor within 3 years after date of Government acceptance.

(2) If the Contractor becomes aware at any time before acceptance by the Government (whether before or after tender to the Government) that a defect exists in any supplies or services, the Contractor shall (i) correct the defect or (ii) notify the Contracting Officer, in writing, of the defect, using the same procedures prescribed in paragraph (b)(3) of this clause.

(3) If the Contracting Officer determines that a defect exists in any of the supplies or services accepted by the government under this contract, the contracting officer shall notify the Contractor of the defect, in writing, within within 6 months after discovery of defect. Upon timely notification of the existence of a defect, or if the Contractor independently discovers a defect in accepted supplies or services, the Contractor shall submit to the Contracting Officer, in writing, within 3 months a recommendation for corrective actions, together with supporting information in sufficient detail for the contracting officer to determine what corrective action, if any, shall be undertaken.

(4)The Contractor shall comply with any timely written direction from the Contracting Officer to correct or partially correct a defect, at no increase in the contract price.

(5) The contractor shall also prepare and furnish to the Contracting Officer data and reports applicable to any correction required under this clause (including revision and updating of all other affected data called for under this contract) at no increase in the contract price.

(6) In the event of timely notice of a decision not to correct or only to partially correct, the contractor shall submit a technical and cost proposal within 1 month to amend the contract to permit acceptance of the affected supplies or services in accordance with the revised requirement, and an equitable reduction in the contract price shall be negotiated by the parties and be reflected in a supplemental agreement to this contract.

(7) Any supplies or parts thereof corrected or furnished in replacement and any services reperformed shall also be subject to the conditions of this clause to the same extent as supplies or services initially accepted. The warranty,

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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with respect to these supplies, parts, or services, shall be equal in duration to that set forth in paragraph (b)(1) of this clause, and shall run from the date of delivery of the corrected or replaced supplies.

(8) The Contractor shall not be responsible under this clause for the correction of defects in Government-furnished property, except for defects in installation, unless the contractor performs, or is obligated to perform, any modifications or other work on such property. In that event, the Contractor shall be responsible for correction of defects that result from the modifications or other work.

(9) If correction or replacement is required, and transportation of supplies in connection with correction or replacement is necessary, transportation charges and responsibility for the supplies while in transit shall be borne by the Government.

(10) All implied warranties of merchantability and “fitness for a particular purpose” are excluded from any obligation under this contract.

(c) Remedies available to the Government. (1) The rights and remedies of the Government provided in this clause—

(i) Shall not be affected in any way by any terms or conditions of this contract concerning the conclusiveness of inspection and acceptance; and

(ii) Are in addition to, and do not limit, any rights afforded to the Government by any other clause of this contract.

(2) Within 1 month after receipt of the Contractor’s recommendations for corrective action and adequate supporting information, the Contracting Officer, using sole discretion, shall give the Contractor written notice not to correct any defect, or to correct or partially correct any defect within a reasonable time at either the contractor’s production facility or the Navy inventory site.

(3) In no event shall the Government be responsible for any extension or delays in the scheduled deliveries or periods of performance under this contract as a result of the Contractor’s obligations to correct defects, nor shall there be any adjustment of the delivery schedule or period of performance as a result of the correction of defects unless provided by a supplemental agreement with adequate consideration.

(4) This clause shall not be construed as obligating the Government to increase the contract price.

(5) (i) The Contracting Officer shall give the Contractor a written notice specifying any failure or refusal of the Contractor to—

(A) Present a detailed recommendation for corrective action as required by paragraph (b)(3) of this clause.

(B) Correct defects as directed under paragraph (b)(4) of this clause; or

(C) Prepare and furnish data and reports as required by paragraph (b)(5) of this clause.

(ii) The notice shall specify a period of time following receipt of the notice by the Contractor in which the Contractor must remedy the failure or refusal specified in the notice.

(6) If the Contractor does not comply with the Contracting Officer’s written notice in paragraph (c)(5)(i) of this clause, the Contracting Officer may by contract or otherwise—

(i) Obtain detailed recommendations for corrective action and either—

(A) Correct the supplies or services; or

(B) Replace the supplies or services, and if the Contractor fails to furnish timely disposition instructions, the Contracting Officer may dispose of the nonconforming supplies for the Contractor’s account in a reasonable manner, in which case the Government is entitled to reimbursement from the Contractor, or from the proceeds, for the reasonable expenses of care and disposition, as well as for excess costs incurred or to be incurred;

(ii) Obtain applicable data and reports; and

(iii) Charge the Contractor for the costs incurred by the Government.

52.248-1 VALUE ENGINEERING (FEB 2000)

(a) General. The Contractor is encouraged to develop, prepare, and submit value engineering change proposals (VECP’s) voluntarily. The Contractor shall share in any net acquisition savings realized from accepted VECP’s, in accordance with the incentive sharing rates in paragraph (f) below.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(b) Definitions.

“Acquisition savings,” as used in this clause, means savings resulting from the application of a VECP to contracts awarded by the same contracting office or its successor for essentially the same unit. Acquisition savings include—

(1) Instant contract savings, which are the net cost reductions on this, the instant contract, and which are equal to the instant unit cost reduction multiplied by the number of instant contract units affected by the VECP, less the Contractor’s allowable development and implementation costs;

(2) Concurrent contract savings, which are net reductions in the prices of other contracts that are definitized and ongoing at the time the VECP is accepted; and

(3) Future contract savings, which are the product of the future unit cost reduction multiplied by the number of future contract units in the sharing base. On an instant contract, future contract savings include savings on increases in quantities after VECP acceptance that are due to contract modifications, exercise of options, additional orders, and funding of subsequent year requirements on a multiyear contract.

“Collateral savings,” as used in this clause, means those measurable net reductions resulting from a VECP in the agency’s overall projected collateral costs, exclusive of acquisition savings, whether or not the acquisition cost changes.

“Contracting office” includes any contracting office that the acquisition is transferred to, such as another branch of the agency or another agency’s office that is performing a joint acquisition action.

“Contractor’s development and implementation costs,” as used in this clause, means those costs the Contractor incurs on a VECP specifically in developing, testing, preparing, and submitting the VECP, as well as those costs the Contractor incurs to make the contractual changes required by Government acceptance of a VECP.

“Future unit cost reduction,” as used in this clause, means the instant unit cost reduction adjusted as the Contracting Officer considers necessary for projected learning or changes in quantity during the sharing period. It is calculated at the time the VECP is accepted and applies either—

(1) Throughout the sharing period, unless the Contracting Officer decides that recalculation is necessary because conditions are significantly different from those previously anticipated; or

(2) To the calculation of a lump-sum payment, which cannot later be revised.

“Government costs,” as used in this clause, means those agency costs that result directly from developing and implementing the VECP, such as any net increases in the cost of testing, operations, maintenance, and logistics support. The term does not include the normal administrative costs of processing the VECP or any increase in this contract’s cost or price resulting from negative instant contract savings.

“Instant contract,” as used in this clause, means this contract, under which the VECP is submitted. It does not include increases in quantities after acceptance of the VECP that are due to contract modifications, exercise of options, or additional orders. If this is a multiyear contract, the term does not include quantities funded after VECP acceptance. If this contract is a fixed-price contract with prospective price redetermination, the term refers to the period for which firm prices have been established.

“Instant unit cost reduction” means the amount of the decrease in unit cost of performance (without deducting any Contractor’s development or implementation costs) resulting from using the VECP on this, the instant contract. If this is a service contract, the instant unit cost reduction is normally equal to the number of hours per line-item task saved by using the VECP on this contract, multiplied by the appropriate contract labor rate.

“Negative instant contract savings” means the increase in the cost or price of this contract when the acceptance of a VECP results in an excess of the Contractor’s allowable development and implementation costs over the product of the instant unit cost reduction multiplied by the number of instant contract units affected.

“Net acquisition savings” means total acquisition savings, including instant, concurrent, and future contract savings, less Government costs.

“Sharing base,” as used in this clause, means the number of affected end items on contracts of the contracting office accepting the VECP.

“Sharing period,” as used in this clause, means the period beginning with acceptance of the first unit incorporating the VECP and ending at a calendar date or event determined by the contracting officer for each VECP.

“Unit,” as used in this clause, means the item or task to which the Contracting Officer and the Contractor agree the VECP applies.

“Value engineering change proposal (VECP)” means a proposal that—

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(1) Requires a change to this, the instant contract, to implement; and

(2) Results in reducing the overall projected cost to the agency without impairing essential functions or characteristics; provided, that it does not involve a change—

(i) In deliverable end item quantities only;

(ii) In research and development (R&D) end items or R&D test quantities that is due solely to results of previous testing under this contract; or

(iii) To the contract type only.

(c) VECP preparation. As a minimum, the Contractor shall include in each VECP the information described in subparagraphs (c)(1) through (8) below. If the proposed change is affected by contractually required configuration management or similar procedures, the instructions in those procedures relating to format, identification, and priority assignment shall govern VECP preparation. The VECP shall include the following:

(1) A description of the difference between the existing contract requirement and the proposed requirement, the comparative advantages and disadvantages of each, a justification when an item’s function or characteristics are being altered, the effect of the change on the end item’s performance, and any pertinent objective test data.

(2) A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.

(3) Identification of the unit to which the VECP applies.

(4) A separate, detailed cost estimate for (i) the affected portions of the existing contract requirement and (ii) the VECP. The cost reduction associated with the VECP shall take into account the Contractor’s allowable development and implementation costs, including any amount attributable to subcontracts under the Subcontracts paragraph of this clause, below.

(5) A description and estimate of costs the Government may incur in implementing the VECP, such as test and evaluation and operating and support costs.

(6) A prediction of any effects the proposed change would have on collateral costs to the agency.

(7) A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

(8) Identification of any previous submissions of the VECP, including the dates submitted, the agencies and contract numbers involved, and previous Government actions, if known.

(d) Submission. The Contractor shall submit VECP’s to the Contracting Officer, unless this contract states otherwise. If this contract is administered by other than the contracting office, the Contractor shall submit a copy of the VECP simultaneously to the Contracting Officer and to the Administrative Contracting Officer.

(e) Government action. (1) The Contracting Officer will notify the Contractor of the status of the VECP within 45 calendar days after the contracting office receives it. If additional time is required, the Contracting Officer shall notify the Contractor within the 45-day period and provide the reason for the delay and the expected date of the decision. The Government will process VECP’s expeditiously; however, it shall not be liable for any delay in acting upon a VECP.

(2) If the VECP is not accepted, the Contracting Officer will notify the Contractor in writing, explaining the reasons for rejection. The Contractor may withdraw any VECP, in whole or in part, at any time before it is accepted by the Government. The Contracting Officer may require that the Contractor provide written notification before undertaking significant expenditures for VECP effort.

(3) Any VECP may be accepted, in whole or in part, by the Contracting Officer’s award of a modification to this contract citing this clause and made either before or within a reasonable time after contract performance is completed. Until such a contract modification applies a VECP to this contract, the Contractor shall perform in accordance with the existing contract. The decision to accept or reject all or part of any VECP is a unilateral decision made solely at the discretion of the Contracting Officer.

(f) Sharing rates. If a VECP is accepted, the Contractor shall share in net acquisition savings according to the percentages shown in the table below. The percentage paid the Contractor depends upon—

(1) This contract’s type (fixed-price, incentive, or cost-reimbursement);

(2) The sharing arrangement specified in paragraph (a) above (incentive, program requirement, or a combination as delineated in the Schedule); and

(3) The source of the savings (the instant contract, or concurrent and future contracts), as follows:

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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CONTRACTOR’S SHARE OF NET ACQUISITION SAVINGS

(Figures in percent)

	Incentive (Voluntary)		Program Requirement (Mandatory)
Contract Type	Instant Contract Rate	Concurrent and Future Contract Rate	Instant Contract Rate	Concurrent and Future Contract Rate
Fixed-price (includes fixed-price-award-fee; excludes other fixed-price incentive contracts)	(1)50	(1)50	25	25
Incentive (fixed-price or cost)(other than award fee)	(2)	(1)50	(2)	25
Cost-reimbursement ([includes cost-plus-award-fee; excludes other cost-type incentive Contracts])	(3)25	(3)25	15	15

(1)	The Contracting Officer may increase the Contractor’s sharing rate to as high as 75 percent for each VECP.
(2)	Same sharing arrangement as the contract’s profit or fee adjustment formula.
(3)	The Contracting Officer may increase the Contractor’s sharing rate to as high as 50 percent for each VECP.

(g) Calculating net acquisition savings. (1) Acquisition savings are realized when (i) the cost or price is reduced on the instant contract, (ii) reductions are negotiated in concurrent contracts, (iii) future contracts are awarded, or (iv) agreement is reached on a lump-sum payment for future contract savings (see subparagraph (i)(4) below). Net acquisition savings are first realized, and the Contractor shall be paid a share, when Government costs and any negative instant contract savings have been fully offset against acquisition savings.

(2) Except in incentive contracts, Government costs and any price or cost increases resulting from negative instant contract savings shall be offset against acquisition savings each time such savings are realized until they are fully offset. Then, the Contractor’s share is calculated by multiplying net acquisition savings by the appropriate Contractor’s percentage sharing rate (see paragraph (f) of this clause). Additional Contractor shares of net acquisition savings shall be paid to the Contractor at the time realized.

(3) If this is an incentive contract, recovery of Government costs on the instant contract shall be deferred and offset against concurrent and future contract savings. The Contractor shall share through the contract incentive structure in savings on the instant contract items affected. Any negative instant contract savings shall be added to the target cost or to the target price and ceiling price, and the amount shall be offset against concurrent and future contract savings.

(4) If the Government does not receive and accept all items on which it paid the Contractor’s share, the Contractor shall reimburse the Government for the proportionate share of these payments.

(h) Contract adjustment. The modification accepting the VECP (or a subsequent modification issued as soon as possible after any negotiations are completed) shall—

(1) Reduce the contract price or estimated cost by the amount of instant contract savings, unless this is an incentive contract;

(2) When the amount of instant contract savings is negative, increase the contract price, target price and ceiling price, target cost, or estimated cost by that amount;

(3) Specify the Contractor’s dollar share per unit on future contracts, or provide the lump-sum payment;

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(4) Specify the amount of any Government costs or negative instant contract savings to be offset in determining net acquisition savings realized from concurrent or future contract savings; and

(5) Provide the Contractor’s share of any net acquisition savings under the instant contract in accordance with the following:

(i) Fixed-price contracts—add to contract price.

(ii) Cost-reimbursement contracts—add to contract fee.

(i) Concurrent and future contract savings.

(1) Payments of the Contractor’s share of concurrent and future contract savings shall be made by a modification to the instant contract in accordance with subparagraph (h)(5) above. For incentive contracts, shares shall be added as a separate firm-fixed-price line item on the instant contract. The Contractor shall maintain records adequate to identify the first delivered unit for 3 years after final payment under this contract.

(2) The Contracting Officer shall calculate the Contractor’s share of concurrent contract savings by—

(i) Subtracting from the reduction in price negotiated on the concurrent contract any Government costs or negative instant contract savings not yet offset; and

(ii) Multiplying the result by the Contractor’s sharing rate.

(3) The Contracting Officer shall calculate the Contractor’s share of future contract savings by—

(i) Multiplying the future unit cost reduction by the number of future contract units scheduled for delivery during the sharing period;

(ii) Subtracting any Government costs or negative instant contract savings not yet offset; and

(iii) Multiplying the result by the Contractor’s sharing rate.

(4) When the Government wishes and the Contractor agrees, the Contractor’s share of future contract savings may be paid in a single lump sum rather than in a series of payments over time as future contracts are awarded. Under this alternate procedure, the future contract savings may be calculated when the VECP is accepted, on the basis of the Contracting Officer’s forecast of the number of units that will be delivered during the sharing period. The Contractor’s share shall be included in a modification to this contract (see subparagraph (h)(3) above) and shall not be subject to subsequent adjustment.

(5) Alternate no-cost settlement method. When, in accordance with subsection 48.104-4 of the Federal Acquisition Regulation, the Government and the Contractor mutually agree to use the no-cost settlement method, the following applies:

(i) The Contractor will keep all the savings on the instant contract and on its concurrent contracts only.

(ii) The Government will keep all the savings resulting from concurrent contracts placed on other sources, savings from all future contracts, and all collateral savings.

(j) Collateral savings. If a VECP is accepted, the Contracting Officer will increase the instant contract amount, as specified in paragraph (h)(5) of this clause, by a rate from 20 to 100 percent, as determined by the Contracting Officer, of any projected collateral savings determined to be realized in a typical year of use after subtracting any Government costs not previously offset. However, the Contractor’s share of collateral savings will not exceed the contract’s firm-fixed-price, target price, target cost, or estimated cost, at the time the VECP is accepted, or $100,000, whichever is greater. The Contracting Officer will be the sole determiner of the amount of collateral savings.

(k) Relationship to other incentives. Only those benefits of an accepted VECP not rewardable under performance, design-to-cost (production unit cost, operating and support costs, reliability and maintainability), or similar incentives shall be rewarded under this clause. However, the targets of such incentives affected by the VECP shall not be adjusted because of VECP acceptance. If this contract specifies targets but provides no incentive to surpass them, the value engineering sharing shall apply only to the amount of achievement better than target.

(l) Subcontracts. The Contractor shall include an appropriate value engineering clause in any subcontract of $100,000 or more and may include one in subcontracts of lesser value. In calculating any adjustment in this contract’s price for instant contract savings (or negative instant contract savings), the Contractor’s allowable development and implementation costs shall include any subcontractor’s allowable development and implementation costs, and any value engineering incentive payments to a subcontractor, clearly resulting from a VECP accepted by the Government under this contract. The Contractor may choose any arrangement for subcontractor value engineering incentive payments; provided, that the payments shall not reduce the Government’s share of concurrent or future contract savings or collateral savings.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(m) Data. The Contractor may restrict the Government’s right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:

These data, furnished under the Value Engineering clause of contract N00421-11-C-0030, shall not be disclosed outside the Government or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government’s right to use information contained in these data if it has been obtained or is otherwise available from the Contractor or from another source without limitations.

If a VECP is accepted, the Contractor hereby grants the Government unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Government shall have the rights specified in the contract modification implementing the VECP and shall appropriately mark the data. (The terms “unlimited rights” and “limited rights” are defined in Part 27 of the Federal Acquisition Regulation.)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://www.arnet.gov/far or http://farsite.hill.af.mil.

252.204-7006 BILLING INSTRUCTIONS (OCT 2005)

When submitting a request for payment, the Contractor shall—

(a) Identify the contract line item(s) on the payment request that reasonably reflect contract work performance; and

(b) Separately identify a payment amount for each contract line item included in the payment request.

252.208-7000 INTENT TO FURNISH PRECIOUS METALS AS GOVERNMENT- FURNISHED MATERIAL (DEC 1991)

(a) The Government intends to furnish precious metals required in the manufacture of items to be delivered under the contract if the Contracting Officer determines it to be in the Government’s best interest. The use of Government-furnished silver is mandatory when the quantity is one hundred troy ounces or more. The precious metal(s) will be furnished pursuant to the Government Furnished Property clause of this contract.

(b) The Offeror shall cite the type (silver, gold, platinum, palladium, iridium, rhodium, and ruthenium) and quantity in whole troy ounces of precious metals required in the performance of this contract (including precious metals required for any first article or production sample), and shall specify the national stock number (NSN) and nomenclature, if known, of the deliverable item requiring precious metals.

Deliverable Item

Precious Metal* Quantity(NSN and Nomenclature)

[ ] [ ] troy ounces per Q-62E sonobuoy	9660-00-106-9432 (Sparton)
[ ] [ ] troy ounces per Q-62E sonobuoy	9660-00-106-9432 (USSI)
[ ] [ ] troy ounces per Q-36B sonobuoy	9660-00-106-9432 (Sparton)

*	If platinum or palladium, specify whether sponge or granules are required.

(c) Offerors shall submit two prices for each deliverable item which contains precious metals—one based on the Government furnishing precious metals, and one based on the Contractor furnishing precious metals. Award will be made on the basis which is in the best interest of the Government.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(d) The Contractor agrees to insert this clause, including this paragraph (d), in solicitations for subcontracts and purchase orders issued in performance of this contract, unless the Contractor knows that the item being purchased contains no precious metals.

252.227-7013 RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995)

(a) Definitions. As used in this clause:

(1) “Computer data base” means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.

(2) “Computer program” means a set of instructions, rules, or routines recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.

(3) “Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation.

(4) “Computer software documentation” means owner’s manuals, user’s manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

(5) “Detailed manufacturing or process data” means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.

(6) “Developed” means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed,” the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.

(7) “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.

(i) Private expense determinations should be made at the lowest practicable level.

(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.

(8) “Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense.

(9) “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.

(10) “Form, fit, and function data” means technical data that describes the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

(11) “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data for commercial purposes or authorize others to do so.

(12) “Government purpose rights” means the rights to—

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(i) Use, modify, reproduce, release, perform, display, or disclose technical data within the Government without restriction; and

(ii) Release or disclose technical data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States government purposes.

(13) “Limited rights” means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release or disclose such data or authorize the use or reproduction of the data by persons outside the Government if reproduction, release, disclosure, or use is—

(i) Necessary for emergency repair and overhaul; or

(ii) A release or disclosure of technical data (other than detailed manufacturing or process data) to, or use of such data by, a foreign government that is in the interest of the Government and is required for evaluational or informational purposes;

(iii) Subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and

(iv) The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.

(14) “Technical data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.

(15) “Unlimited rights” means rights to use, modify, reproduce, perform, display, release, or disclose technical data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.

(b) Rights in technical data. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in technical data other than computer software documentation (see the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract for rights in computer software documentation):

(1) Unlimited rights. The Government shall have unlimited rights in technical data that are—

(i) Data pertaining to an item, component, or process which has been or will be developed exclusively with Government funds;

(ii) Studies, analyses, test data, or similar data produced for this contract, when the study, analysis, test, or similar work was specified as an element of performance;

(iii) Created exclusively with Government funds in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes;

(iv) Form, fit, and function data;

(v) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);

(vi) Corrections or changes to technical data furnished to the Contractor by the Government;

(vii) Otherwise publicly available or have been released or disclosed by the Contractor or subcontractor without restrictions on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data to another party or the sale or transfer of some or all of a business entity or its assets to another party;

(viii) Data in which the Government has obtained unlimited rights under another Government contract or as a result of negotiations; or

(ix) Data furnished to the Government, under this or any other Government contract or subcontract there under, with—

(A) Government purpose license rights or limited rights and the restrictive condition(s) has/have expired; or

(B) Government purpose rights and the Contractor’s exclusive right to use such data for commercial purposes has expired.

(2) Government purpose rights.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(i) The Government shall have government purpose rights for a five-year period, or such other period as may be negotiated, in technical data—

(A) That pertain to items, components, or processes developed with mixed funding except when the Government is entitled to unlimited rights in such data as provided in paragraphs (b)(ii) and (b)(iv) through (b)(ix) of this clause; or

(B) Created with mixed funding in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.

(ii) The five-year period, or such other period as may have been negotiated, shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option exercise that required development of the items, components, or processes or creation of the data described in paragraph (b)(2)(i)(B) of this clause. Upon expiration of the five-year or other negotiated period, the Government shall have unlimited rights in the technical data.

(iii) The Government shall not release or disclose technical data in which it has government purpose rights unless—

(A) Prior to release or disclosure, the intended recipient is subject to the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS); or

(B) The recipient is a Government contractor receiving access to the data for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.

(iv) The Contractor has the exclusive right, including the right to license others, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose during the time period specified in the government purpose rights legend prescribed in paragraph (f)(2) of this clause.

(3) Limited rights.

(i) Except as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause, the Government shall have limited rights in technical data—

(A) Pertaining to items, components, or processes developed exclusively at private expense and marked with the limited rights legend prescribed in paragraph (f) of this clause; or

(B) Created exclusively at private expense in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.

(ii) The Government shall require a recipient of limited rights data for emergency repair or overhaul to destroy the data and all copies in its possession promptly following completion of the emergency repair/overhaul and to notify the Contractor that the data have been destroyed.

(iii) The Contractor, its subcontractors, and suppliers are not required to provide the Government additional rights to use, modify, reproduce, release, perform, display, or disclose technical data furnished to the Government with limited rights. However, if the Government desires to obtain additional rights in technical data in which it has limited rights, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable terms for transferring such rights. All technical data in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contract. The license shall enumerate the additional rights granted the Government in such data.

(4) Specifically negotiated license rights. The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in technical data, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights than are enumerated in paragraph (a)(13) of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract.

(5) Prior government rights. Technical data that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless—

(i) The parties have agreed otherwise; or

(ii) Any restrictions on the Government’s rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(6) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of technical data made in accordance with paragraph (a)(13) or (b)(2)(iii) of this clause, in accordance with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the data and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data marked with restrictive legends.

(c) Contractor rights in technical data. All rights not granted to the Government are retained by the Contractor.

(d) Third party copyrighted data. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted data in the technical data to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data of the appropriate scope set forth in paragraph (b) of this clause, and has affixed a statement of the license or licenses obtained on behalf of the Government and other persons to the data transmittal document.

(e) Identification and delivery of data to be furnished with restrictions on use, release, or disclosure.

(1) This paragraph does not apply to restrictions based solely on copyright.

(2) Except as provided in paragraph (e)(3) of this clause, technical data that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure are identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any data with restrictive markings unless the data are listed on the Attachment.

(3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the data, in the following format, and signed by an official authorized to contractually obligate the Contractor:

Identification and Assertion of Restrictions on

the Government’s Use, Release, or Disclosure of Technical Data.

The Contractor asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data should be restricted—

Technical data to be furnished with restrictions	Basis for assertion	Asserted rights category	Name of person asserting restrictions
(LIST)	(LIST)	(LIST)	(LIST).....
(1)Design Data under CDRL A001	(2)Developed with company funds	(3)Limited until 16 April 2014 and then unrestricted	(4)Mark Belyea for ERAPSCO

Any software code submitted under CDRL A00F	Developed under a Government contract	Government Purpose	Mark Belyea for ERAPSCO

(1)	If the assertion is applicable to items, components or processes developed at private expense, identify both the data and each such item, component, or process.
(2)	Generally, the development of an item, component, or process at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government’s rights to use, release, or disclose technical data pertaining to such items, components, or processes. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government’s rights should be restricted.
(3)	Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited or government purpose rights under this or a prior contract, or specifically negotiated licenses).
(4)	Corporation, individual, or other person, as appropriate.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Date
Printed Name and Title
Signature

(End of identification and assertion)

(4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor’s assertions. The Contracting Officer reserves the right to add the Contractor’s assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Restrictive Markings on Technical Data clause of this contract.

(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data to be delivered under this contract by marking the deliverable data subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract: the government purpose rights legend at paragraph (f)(2) of this clause; the limited rights legend at paragraph (f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.

(1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all technical data that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. Reproductions of technical data or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.

(2) Government purpose rights markings. Data delivered or otherwise furnished to the Government purpose rights shall be marked as follows:

GOVERNMENT PURPOSE RIGHTS

Contract No.

Contractor Name

Contractor Address

Expiration Date

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(2) of the Rights in Technical Data—Noncommercial Items clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(3) Limited rights markings. Data delivered or otherwise furnished to the Government with limited rights shall be marked with the following legend:

Limited Rights

Contract No.

Contractor Name

Contractor Address

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data—Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

(End of legend)

(4) Special license rights markings.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(i) Data in which the Government’s rights stem from a specifically negotiated license shall be marked with the following legend:

SPECIAL LICENSE RIGHTS

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No.             (Insert contract number)             , License No.             (Insert license identifier)             . Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause).

(5) Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data deliverable under this contract, and those restrictions are still applicable, the Contractor may mark such data with the appropriate restrictive legend for which the data qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this clause shall be followed.

(g) Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that will deliver technical data with other than unlimited rights, shall—

(1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and

(2) Maintain records sufficient to justify the validity of any restrictive markings on technical data delivered under this contract.

(h) Removal of unjustified and nonconforming markings.

(1) Unjustified technical data markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data furnished or to be furnished under this contract are contained in the Validation of Restrictive Markings on Technical Data clause of this contract. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor’s expense, correct or strike a marking if, in accordance with the procedures in the Validation of Restrictive Markings on Technical Data clause of this contract, a restrictive marking is determined to be unjustified.

(2) Nonconforming technical data markings. A nonconforming marking is a marking placed on technical data delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking and the Contractor fails to remove or correct such marking within sixty (60) days, the Government may ignore or, at the Contractor’s expense, remove or correct any nonconforming marking.

(i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(j) Limitation on charges for rights in technical data.

(1) The Contractor shall not charge to this contract any cost, including, but not limited to, license fees, royalties, or similar charges, for rights in technical data to be delivered under this contract when—

(i) The Government has acquired, by any means, the same or greater rights in the data; or

(ii) The data are available to the public without restrictions.

(2) The limitation in paragraph (j)(1) of this clause—

(i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier technical data, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and

(ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data will be delivered.

(k) Applicability to subcontractors or suppliers.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(1) The Contractor shall ensure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes of paragraph (e) of this clause are recognized and protected.

(2) Whenever any technical data for noncommercial items is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in the subcontract or other contractual instrument, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. No other clause shall be used to enlarge or diminish the Government’s, the Contractor’s, or a higher-tier subcontractor’s or supplier’s rights in a subcontractor’s or supplier’s technical data.

(3) Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher-tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime contract for data which may be submitted with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by submitting such data directly to the Government, rather than through a higher-tier contractor, subcontractor, or supplier.

(4) The Contractor and higher-tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data from their subcontractors or suppliers.

(5) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data as an excuse for failing to satisfy its contractual obligations to the Government.

252.227-7028TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE GOVERNMENT (JUN 1995)

The Offeror shall attach to its offer an identification of all documents or other media incorporating technical data or computer software it intends to deliver under this contract with other than unlimited rights that are identical or substantially similar to documents or other media that the Offeror has produced for, delivered to, or is obligated to deliver to the Government under any contract or subcontract. The attachment shall identify—

(a) The contract number under which the data or software were produced;

(b) The contract number under which, and the name and address of the organization to whom, the data or software were most recently delivered or will be delivered; and

(c) Any limitations on the Government’s rights to use or disclose the data or software, including, when applicable, identification of the earliest date the limitations expire.

252.227-7037 VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)

(a) Definitions. The terms used in this clause are defined in the Rights in Technical Data—Noncommercial Items clause of this contract.

(b) Contracts for commercial items—presumption of development at private expense. Under a contract for a commercial item, component, or process, the Department of Defense shall presume that a Contractor’s asserted use or release restrictions are justified on the basis that the item, component, or process was developed exclusively at private expense. The Department shall not challenge such assertions unless information the Department provides demonstrates that the item, component, or process was not developed exclusively at private expense.

(c) Justification. The Contractor or subcontractor at any tier is responsible for maintaining records sufficient to justify the validity of its markings that impose restrictions on the Government and others to use, duplicate, or disclose technical data delivered or required to be delivered under the contract or subcontract. Except under contracts for commercial items, the Contractor or subcontractor shall be prepared to furnish to the Contracting Officer a written justification for such restrictive markings in response to a challenge under paragraph (e) of this clause.

(d) Prechallenge request for information.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(1) The Contracting Officer may request the Contractor or subcontractor to furnish a written explanation for any restriction asserted by the Contractor or subcontractor on the right of the United States or others to use technical data. If, upon review of the explanation submitted, the Contracting Officer remains unable to ascertain the basis of the restrictive marking, the Contracting Officer may further request the Contractor or subcontractor to furnish additional information in the records of, or otherwise in the possession of or reasonably available to, the Contractor or subcontractor to justify the validity of any restrictive marking on technical data delivered or to be delivered under the contract or subcontract (e.g., a statement of facts accompanied with supporting documentation). The Contractor or subcontractor shall submit such written data as requested by the Contracting Officer within the time required or such longer period as may be mutually agreed.

(2) If the Contracting Officer, after reviewing the written data furnished pursuant to paragraph (d)(1) of this clause, or any other available information pertaining to the validity of a restrictive marking, determines that reasonable grounds exist to question the current validity of the marking and that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer shall follow the procedures in paragraph (e) of this clause.

(3) If the Contractor or subcontractor fails to respond to the Contracting Officer’s request for information under paragraph (d)(1) of this clause, and the Contracting Officer determines that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer may challenge the validity of the marking as described in paragraph (e) of this clause.

(e) Challenge.

(1) Notwithstanding any provision of this contract concerning inspection and acceptance, if the Contracting Officer determines that a challenge to the restrictive marking is warranted, the Contracting Officer shall send a written challenge notice to the Contractor or subcontractor asserting the restrictive markings. Such challenge shall—

(i) State the specific grounds for challenging the asserted restriction;

(ii) Require a response within sixty (60) days justifying and providing sufficient evidence as to the current validity of the asserted restriction;

(iii) State that a DoD Contracting Officer’s final decision, issued pursuant to paragraph (g) of this clause, sustaining the validity of a restrictive marking identical to the asserted restriction, within the three-year period preceding the challenge, shall serve as justification for the asserted restriction if the validated restriction was asserted by the same Contractor or subcontractor (or any licensee of such Contractor or subcontractor) to which such notice is being provided; and

(iv) State that failure to respond to the challenge notice may result in issuance of a final decision pursuant to paragraph (f) of this clause.

(2) The Contracting Officer shall extend the time for response as appropriate if the Contractor or subcontractor submits a written request showing the need for additional time to prepare a response.

(3) The Contractor’s or subcontractor’s written response shall be considered a claim within the meaning of the Contract Disputes Act of 1978 (41 U.S.C. 601, et seq.), and shall be certified in the form prescribed at 33.207 of the Federal Acquisition Regulation, regardless of dollar amount.

(4) A Contractor or subcontractor receiving challenges to the same restrictive markings from more than one Contracting Officer shall notify each Contracting Officer of the existence of more than one challenge. The notice shall also state which Contracting Officer initiated the first in time unanswered challenge. The Contracting Officer initiating the first in time unanswered challenge after consultation with the Contractor or subcontractor and the other Contracting Officers, shall formulate and distribute a schedule for responding to each of the challenge notices to all interested parties. The schedule shall afford the Contractor or subcontractor an opportunity to respond to each challenge notice. All parties will be bound by this schedule.

(f) Final decision when Contractor or subcontractor fails to respond. Upon a failure of a Contractor or subcontractor to submit any response to the challenge notice, other than a failure to respond under a contract for commercial items, the Contracting Officer will issue a final decision to the Contractor or subcontractor in accordance with the Disputes clause of this contract pertaining to the validity of the asserted restriction. This final decision shall be issued as soon as possible after the expiration of the time period of paragraph (e)(1)(ii) or (e)(2) of

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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this clause. Following issuance of the final decision, the Contracting Officer will comply with the procedures in paragraphs (g)(2) (ii) through (iv) of this clause.

(g) Final decision when Contractor or subcontractor responds.

(1) if the Contracting Officer determines that the Contractor or subcontractor has justified the validity of the restrictive marking, the Contracting Officer shall issue a final decision to the Contractor or subcontractor sustaining the validity of the restrictive marking, and stating that the Government will continue to be bound by the restrictive marking. This final decision shall be issued within sixty (60) days after receipt of the Contractor’s or subcontractor’s response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor that the Government will require. The notification of a longer period for issuance of a final decision will be made within sixty (60) days after receipt of the response to the challenge notice.

(2)(i) If the Contracting Officer determines that the validity of the restrictive marking is not justified, the Contracting Officer shall issue a final decision to the Contractor or subcontractor in accordance with the Disputes clause of this contract. Notwithstanding paragraph (e) of the Disputes clause, the final decision shall be issued within sixty (60) days after receipt of the Contractor’s or subcontractor’s response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor of the longer period that the Government will require. The notification of a longer period for issuance of a final decision will be made within sixty (60) days after receipt of the response to the challenge notice.

(ii) The Government agrees that it will continue to be bound by the restrictive marking of a period of ninety (90) days from the issuance of the Contracting Officer’s final decision under paragraph (g)(2)(i) of this clause. The Contractor or subcontractor agrees that, if it intends to file suit in the United States Claims Court it will provide a notice of intent to file suit to the Contracting Officer within ninety (90) days from the issuance of the Contracting Officer’s final decision under paragraph (g)(2)(i) of this clause. If the Contractor or subcontractor fails to appeal, file suit, or provide a notice of intent to file suit to the Contracting Officer within the ninety (90)-day period, the Government may cancel or ignore the restrictive markings, and the failure of the Contractor or subcontractor to take the required action constitutes agreement with such Government action.

(iii) The Government agrees that it will continue to be bound by the restrictive marking where a notice of intent to file suit in the United States Claims Court is provided to the Contracting Officer within ninety (90) days from the issuance of the final decision under paragraph (g)(2)(i) of this clause. The Government will no longer be bound, and the Contractor or subcontractor agrees that the Government may strike or ignore the restrictive markings, if the Contractor or subcontractor fails to file its suit within one (1) year after issuance of the final decision. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, that urgent or compelling circumstances will not permit waiting for the filing of a suit in the United States Claims Court, the Contractor or subcontractor agrees that the agency may, following notice to the Contractor or subcontractor, authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor’s or subcontractor’s right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.

(iv) The Government agrees that it will be bound by the restrictive marking where an appeal or suit is filed pursuant to the Contract Disputes Act until final disposition by an agency Board of Contract Appeals or the United States Claims Court. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, following notice to the Contractor that urgent or compelling circumstances will not permit awaiting the decision by such Board of Contract Appeals or the United States Claims Court, the Contractor or subcontractor agrees that the agency may authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor’s or subcontractor’s right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.

(h) Final disposition of appeal or suit.

(1) If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer’s decision is sustained—

(i) The restrictive marking on the technical data shall be cancelled, corrected or ignored; and

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CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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(ii) If the restrictive marking is found not to be substantially justified, the Contractor or subcontractor, as appropriate, shall be liable to the Government for payment of the cost to the Government of reviewing the restrictive marking and the fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Government in challenging the marking, unless special circumstances would make such payment unjust.

(2) If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer’s decision is not sustained—

(i) The Government shall continue to be bound by the restrictive marking; and

(ii) The Government shall be liable to the Contractor or subcontractor for payment of fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Contractor or subcontractor in defending the marking, if the challenge by the Government is found not to have been made in good faith.

(i) Duration of right to challenge. The Government may review the validity of any restriction on technical data, delivered or to be delivered under a contract, asserted by the Contractor or subcontractor. During the period within three (3) years of final payment on a contract or within three (3) years of delivery of the technical data to the Government, whichever is later, the Contracting Officer may review and make a written determination to challenge the restriction. The Government may, however, challenge a restriction on the release, disclosure or use of technical data at any time if such technical data—

(1) Is publicly available;

(2) Has been furnished to the United States without restriction; or

(3) Has been otherwise made available without restriction. Only the Contracting Officer’s final decision resolving a formal challenge by sustaining the validity of a restrictive marking constitutes “validation” as addressed in 10 U.S.C. 2321.

(j) Decision not to challenge. A decision by the Government, or a determination by the Contracting Officer, to not challenge the restrictive marking or asserted restriction shall not constitute “validation.”

(k) Privity of contract. The Contractor or subcontractor agrees that the Contracting Officer may transact matters under this clause directly with subcontractors at any tier that assert restrictive markings. However, this clause neither creates nor implies privity of contract between the Government and subcontractors.

(l) Flowdown. The Contractor or subcontractor agrees to insert this clause in contractual instruments with its subcontractors or suppliers at any tier requiring the delivery of technical data, except contractual instruments for commercial items or commercial components.

5252.223-9001 NOTICE TO OFFERORS—USE OF OZONE DEPLETING SUBSTANCES (AUG 1993)

(a) In accordance with section 326 of Pub L.102-484, the Department of Defense is prohibited from awarding any contract which includes a DoD-directed specification or standard that requires the use of a Class I ozone depleting substance (ODS) or that can be met only through the use of such a substance unless such use has been approved by a senior acquisition official (SAO). The SAO approval is based on a technical certification that no suitable substitute for the ODS is currently available.

(b) To comply with this statute, the Navy has screened the specifications and standards associated with this solicitation. To the extent that ODS requirements were revealed by this review they are identified below:

Class I ODS Identified	Specification/Standard
Including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or	The contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extend required by 42 U.S.C. 7671j(b),(c), and (d) and 40 CFR Part 82, Subpart E as follows:

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CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Class II ODS Identified Including but not limited to hydro chlorofluorocarbons	“WARNING: Contains (or manufactured with, if applicable), a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere

(c) If offerors possess knowledge about any other Class I ODS required directly or indirectly by the specification or standards, the Navy would appreciate such information in your response to this solicitation. Offerors are under no obligation to comply with this request and no compensation can be provided for doing so.

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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Section J - List of Documents, Exhibits and Other Attachments

EXHIBITS AND ATTACHMENTS

Exhibit A – Contract Data Requirements List (CDRL):

CDRL	Description
A001	Design Data and Calculations
A002	Test Plan
A003	Test/Inspection Report
A004	Failure Analysis and Corrective Action Report
A005	Engineering Change Proposal
A006	Request for Deviation
A007	Request for Waiver
A008	Quality System Plan
A009	Photographic Requirements
A00A	Bar Code Identification Report
A00B	Test Scheduling Report (90 Day Forecast)
A00C	Scientific/Technical Report (Deviation Summary)
A00D	Status Report (Monthly Status Report)
A00E	Production Status Report (IBP PP Questionnaire)
A00F	Test/Inspection Report (Q-53F Calibration data)
A00G	Operations Security (OPSEC) Plan

Attachments:
1	Production Sonobuoy Specification (PSS) for Bathythermograph Transmitting Set AN/SSQ-36B and Sonobuoys AN/SSQ-53F, 62E, 77C and 101A Oct 2008 (Revised 17 Mar 2011 REV A, CHG 1
2	PSS Appendix A Launcher Container, “A” Size Sonobuoy LAU-126/A “A” Size Sonobuoy Launcher Container (SLC) Rev. A, Change 0 dated 14 August 2009
3	PSS Appendix B Sonobuoy Decelerator Effective Drag Area, Ballistic Coefficient and Parachute Construction Requirements dated 1 October 2008
4	PSS Appendix C Production Sonobuoy Program Marking Requirements dated 3 Mar 2011, REV B, CHG0
5	PSS Appendix D Product Assurance Requirements for Sonobuoy Procurements dated 3 Mar 2011 REV A, CHG1
6	PSS Appendix E Requirements for the Sonobuoy Command Function Selection System Rev. A, Change 0 dated 14 August 2009
7	PSS Appendix F Hazards of Electromagnetic Radiation to Ordnance (HERO) Certification Requirements for Production and Development Sonobuoys dated 1 October 2008
8	PSS Appendix G Pallet Loading Requirements dated 1 October 2008
9	PSS Appendix H Sonobuoy Requirements for the Control of Radiated Electromagnetic Interference (EMI) Rev. A, Change 0 dated 14 August 2009
10	Contract Security Classification Specification (DD Form 254)
11	Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging (4.5.14-SOP-004 REV E, CHG 0) dated 1 October 2008
12	Open Ocean Test Defect Criteria (4.5.14-SOP-005 REV A, CHG 2) dated 1 September 2009
13	Reserved
14	Reserved
15	GPS Sonobuoy Requirement for Analog VHF Uplink Rev. C dated 25 September 2006
16	Reserved

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

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17	Air Antisubmarine Warfare (ASW) Configuration Management Plan (PMA264-CMP REV-, CHG 0) dated July 2009
18	Subcontracting Plan (USSI)
19	Subcontracting Plan (Sparton)
20	COR Appointment Letter (Kimble)
21	COR Appointment Letter (Perry)

Drawings and Data Lists:	Description
NAVSEA Drawing 7375874 No Rev.	Base, Bayonet
NAVAIR Drawing 1458AS202 Rev. C	Container assembly, sonobuoy, unsealed, CNU/239E
NAVAIR DL 1458AS202 No Rev.	Data List for Drawing 1458AS202
NAVSEA DL 7375860 No Rev.	Data List 36 and 48 Unit Pallet Assembly
NAVSEA Drawings 7375861 – 7375876 No. Rev.	36 and 48 Unit Pallet Assembly
NAVAIR Drawing 3065AS100 Rev. A	‘A’ Size Store Launch Container
ASTM D3953	Standard Specification for Strapping, Flat Steel and Seals

DIDs may be accessed electronically at the following website:

http://assist.daps.dla.mil/quicksearch/

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